STATEMENT OF ADDITIONAL INFORMATION

                  INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED
                       VARIABLE AND FIXED ANNUITY CONTRACT

                                    ISSUED BY

                             FSL SEPARATE ACCOUNT M

                                       AND

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                                 April 29, 2005


This is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus dated April 29, 2005, for the Individual Flexible Purchase Payment Deferred Variable and Fixed Annuity Contract which is described herein.

The Prospectus concisely sets forth information that a prospective investor ought to know before investing. For a copy of the Prospectus call or write the Company at: 3130 Broadway, Kansas City, MO 64111-2406, (800) 648-8624.



                                TABLE OF CONTENTS
                                                                           Page

COMPANY.................................................................      3

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...........................      3

LEGAL OPINIONS..........................................................      3

DISTRIBUTION............................................................      3
         Reduction of the Surrender Charge..............................      4

CALCULATION OF PERFORMANCE INFORMATION..................................      5
         Total Return...................................................      5
         Historical Unit Values.........................................      6
         Reporting Agencies.............................................      6
         Performance Information........................................      7

FEDERAL TAX STATUS......................................................      7
         General........................................................      8
         Diversification................................................      8
         Owner Control..................................................      9
         Multiple Contracts.............................................     10
         Partial 1035 Exchanges.........................................     10
         Contracts Owned by Other than Natural Persons..................     10
         Tax Treatment of Assignments...................................     10
         Gifting a Contract.............................................     11
         Death Benefits.................................................     11
         Income Tax Withholding.........................................     11
         Tax Treatment of Withdrawals - Non-Qualified Contracts.........     12
         Withdrawals - Investment Adviser Fees..........................     12
         Delayed Annuity Payments.......................................     13
         Qualified Plans................................................     13
         Tax Treatment of Withdrawals - Qualified Contracts.............     16
         Required Distributions.........................................     17
         Tax-Sheltered Annuities - Withdrawal Limitations...............     17

ANNUITY PROVISIONS......................................................     17
         Variable Annuity...............................................     17
         Fixed Annuity..................................................     18
         Annuity Unit...................................................     18
         Net Investment Factor..........................................     18
         Expense Guarantee..............................................     19

FINANCIAL STATEMENTS....................................................     19


                                     COMPANY

Fidelity Security Life Insurance Company (the "Company" or "we") was originally incorporated on January 17, 1969, as a Missouri corporation. The Company presently is licensed to do business in the District of Columbia and all states except New York, where it is only admitted as a reinsurer.

The Company is a Kansas City-based stock company with $4.11 billion of life insurance in force and in excess of $450 million in assets. It provides life and health insurance, retirement plans, and related financial services to individuals and groups.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The statutory basis financial statements of Fidelity Security Life Insurance Company as of and for the year ended December 31, 2004, prepared in conformity with statutory accounting requirements, and the statement of net assets of FSL
Separate Account M as of December 31, 2004, and the related statements of operations and changes in net assets for the year then ended have been included herein and in this Registration Statement in reliance upon the reports of KPMG LLP an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                                 LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut and Pompano Beach, Florida, has provided advice on certain matters relating to the federal securities and income tax laws in connection with the Contracts.


                                  DISTRIBUTION

National Pension and Group Consultants, Inc. ("NPGC") acts as the distributor of the Contracts. NPGC is an affiliate of the Company. The offering is on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. Distributor is a Missouri corporation and its home office is located at 3130 Broadway, Kansas City, MO 64111. Distributor is an affiliate of the Company. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of NASD. Distributor enters into selling agreements with other broker-dealers ("selling firms") and compensates them for their services.

Distributor received sales compensation with respect to the contracts in the Separate Account in the following amounts during the periods indicated:



---------------------------------------- -------------------------------------- --------------------------------------
                                                                                   Aggregate Amount of Commissions
                                         Aggregate Amount of Commissions Paid       Retained By Distributor After
                                                    to Distributor                    Payments to Selling Firms
              Fiscal Year
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

                 2002                                   $36,972                                $35,394
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
                 2003                                   $29,242                                $28,094
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
                 2004                                   $30,819                                $29,567
---------------------------------------- -------------------------------------- --------------------------------------

Distributor passes through commissions to selling firms for their sales. In addition, we may pay compensation to Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing, and other expenses of distributing the contracts.

We and Distributor pay compensation to selling firms in the form of commissions and certain other payments. The following list sets forth the names of selling firms that received compensation in 2004 in connection with the sale of our variable annuity contracts (including the contracts).

First Financial Services Corporation was the only selling firm in 2004.

The prospectus contains more information regarding the Distributor.

Reduction of the Surrender Charge

The amount of the Surrender Charge on the Contracts may be reduced or eliminated when sales of the Contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to reduction of the Surrender Charge will be determined by the Company after examination of all the relevant factors such as:

1. The size and type of group to which sales are to be made. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

2. The total amount of purchase payments to be received. Per Contract sales expenses are likely to be less on larger purchase payments than on smaller ones.

3. Any prior or existing relationship with the Company. Per Contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

4. Other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction of the Surrender Charge.

The Surrender Charge may be eliminated when the Contracts are issued to an officer, director or employee of the Company or any of its affiliates.

In no event will any reduction or elimination of the Surrender Charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.


                     CALCULATION OF PERFORMANCE INFORMATION

Total Return

From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an Accumulation Unit based on the performance of an investment option over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit value at the beginning of the period.

Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of a .90% or 1.50% Product Expense Charge (depending on the contract value or the type of purchase payment), the expenses for the underlying investment option being advertised and any applicable Surrender Charges.

The hypothetical value of a contract purchased for the time periods described in the advertisement will be determined by using the actual Accumulation Unit values for an initial $1,000 purchase payment, and deducting any applicable Surrender Charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:

              n
     P (1 + T)   = ERV

 Where:

P    = a hypothetical initial payment of $1,000

T    = average annual total return

n    = number of years

ERV = ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any Surrender Charge. The deduction of any Surrender Charge would reduce any percentage increase or make greater any percentage decrease.

Owners should note that the investment results of each investment option will fluctuate over time, and any presentation of the investment option's total return for any period should not be considered as a representation of what an investment may earn or what an owner's total return may be in any future period.

Historical Unit Values

The Company may also show historical Accumulation Unit values in certain advertisements containing illustrations. These illustrations will be based on actual Accumulation Unit values.

In addition, the Company may distribute sales literature which compares the percentage change in Accumulation Unit values for any of the investment options against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the investment option being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

Reporting Agencies

The Company may also distribute sales literature which compares the performance of the Accumulation Unit values of the Contracts with the unit values of variable annuities issued by other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report or from Morningstar.

The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of almost 4,000 investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.

The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service of Roswell, Georgia and published by Financial Planning Resources, Inc. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Other ranking services may be used as sources of performance comparison, such as CDA/Weisenberger.

Morningstar rates a variable annuity against its peers with similar investment objectives. Morningstar does not rate any variable annuity that has less than three years of performance data.

Performance Information

The Accumulation Units invest in the portfolios of Investors Mark Series Fund, Inc. and Janus Aspen Series (prior to March 21, 2003 these Accumulation Units invested in Berger Institutional Products Trust). The Separate Account has commenced operations relatively recently. The portfolios have been in existence for some time and consequently have an investment performance history. In order to demonstrate how the investment experience of these portfolios affects Accumulation Unit values, performance information may be developed. The information will be based upon the historical experience of the portfolios for the periods shown.

Future performance of the portfolios will vary and the results shown are not necessarily representative of future results. Performance for periods ending after those shown may vary substantially from the examples shown. The performance of the portfolios is calculated for a specified period of time by assuming an initial purchase payment of $1,000 allocated to the portfolio.

Performance figures for the Accumulation Units will reflect the Product Expense Charges as well as the portfolio expenses. There are also performance figures for the Accumulation Units which reflect the Product Expense Charges, the portfolio expenses, and assume that you make a surrender at the end of the period and therefore the Surrender Charge is reflected. The percentage increases (decreases) are determined by subtracting the initial purchase payment from the ending value and dividing the remainder by the beginning value. The performance may also show figures when no surrender is assumed.


                               FEDERAL TAX STATUS

NOTE: The following description is based upon the Company's understanding of current federal income tax law applicable to annuities in general. The Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. The Company does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as "annuity contracts" under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

General

Section 72 of the Code governs taxation of annuities in general. An Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Annuity Option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the purchase payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includable in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of
Section 72 of the Code. If after the annuity date, annuity payments cease because of the death of the annuitant, any unrecovered investment in the contract shall be allowed as a deduction to the annuitant for his last taxable year. Unrecovered investment in the contract is the investment in the contract on the annuity date reduced by the amounts received after the annuity date which were excludable from taxable income. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company, and its operations form a part of the Company.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg. 1.817-5), which established diversification requirements for the investment options underlying variable contracts such as the Contract. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment option will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the option is represented by any one investment; (2) no more than 70% of the value of the total assets of the option is represented by any two investments; (3) no more than 80% of the value of the total assets of the option is represented by any three investments; and (4) no more than 90% of the value of the total assets of the option is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The Company intends that all investment options underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

Owner Control

Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Fidelity Security, would be considered the owner of the shares of the investment options. However, the IRS has indicated in rulings that investment decisions regarding the underlying investments must be made in the sole discretion of Fidelity Security and the manager of the underlying investments, no arrangement may exist between a contract owner and Fidelity Security regarding specific investments or investment objectives for the underlying investments and a contract owner may not communicate with the underlying investment manager or Fidelity Security regarding the selection, quality or rate of return of the underlying investments. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the Contract. It remains unclear to what extent under federal tax law owners are permitted to make transfers among the investment options or the number and type of investment options owners may select from without being considered the owner of the shares. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the Owner of the Contract, could be treated as the Owner of the investment portfolios.

Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Partial 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. The IRS has also ruled that a partial exchange of an annuity contract, whereby a portion of an annuity contract is directly transferred into another annuity contract, would also quality as a non-taxable exchange. However, the IRS has expressed concern that partial exchanges could be used to avoid tax that would otherwise be imposed on withdrawals from an annuity contract. The IRS has indicated that pending issuance of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and a subsequent withdrawal from either of the annuity contracts within 24 months of the date of the partial exchange should result in the contracts being treated as a single contract for purposes of determining the tax treatment of the withdrawal. A contract owner may avoid this result by demonstrating that a life event such as disability, divorce or unemployment occurred between the partial exchange and the withdrawal and that the withdrawal was not contemplated at the time of the partial exchange. Due to continuing uncertainty in this area, Owners should consult their own tax advisers prior to entering into a partial exchange of an annuity contract.

Contracts Owned by Other Than Natural Persons

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Tax Treatment of Assignments

Any transfer, assignment or pledge of a Contract may be a taxable event. You should therefore consult competent tax advisers should you wish to transfer, assign or pledge your Contract.

If the Contract is issued for use under a Qualified Plan, it may not be assigned, pledged or otherwise transferred except as allowed under applicable law.

Gifting a Contract

If you transfer ownership of your Contract to a person other than your spouse or former spouse incident to divorce, and receive payment less than the Contract's value, you will be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Death Benefits

Any death benefits paid under the Contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate taxes may also apply.

Certain death benefits for use with a Qualified Contract may be considered by the Internal Revenue Service as "incidental death benefits." The Code imposes limits on the amount of incidental death benefits allowable for Qualified Contracts, and if the death benefits selected by you are considered to exceed such limits, the provision of such benefits could result in currently taxable income to the owners of the Qualified Contracts. Furthermore, the Code provides that the assets of an IRA (including Roth IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit equal to the greater of purchase payments or account value. The contract offers death benefits which may exceed the greater of purchase payments or account (contract) value. If these death benefits are determined by the Internal Revenue Service as providing life insurance, the contract may not qualify as an IRA (including Roth IRAs), which may result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes. You should consult your tax adviser regarding these features and benefits prior to purchasing a Contract.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate. Taxable distributions made to nonresident aliens will generally be subject to a 30% withholding rate unless a lower tax treaty rate applies to such person.

When all or part of an annuity contract or a death benefit under the contract is transferred or paid to an individual two or more generations younger than the Owner, a generation-skipping transfer tax may be owed. Under certain circumstances, Federal tax law may require the company to withhold the tax from the contract and pay it directly to the Internal Revenue Service.

Certain distributions from retirement plans qualified under Code Section 401, Code Section 403(b) or from a Code Section 457 governmental plan, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includable in gross income (i.e. returns of after-tax contributions); or d) hardship distributions. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals - Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includable in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception plus interest for the tax years in which the exception was used.

The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

Withdrawals - Investment Adviser Fees

The Internal Revenue Service has, through a series of Private Letter Rulings, held that the payment of investment adviser fees from an IRA or Tax-Sheltered Annuity is permissible under certain circumstances and will not be considered a distribution for income tax purposes. The Rulings require that in order to receive this favorable tax treatment, the annuity contract must, under a written agreement, be solely liable (not jointly with the Contract Owner) for payment of the adviser's fee and the fee must actually be paid from the annuity contract to the adviser. Withdrawals from Non-Qualified Contracts for the payment of investment adviser fees will be considered taxable distributions from the Contract.

Delayed Annuity Payments

Although there is no guidance in the Federal tax law as to when annuity payments must commence under a non-qualified contract, the Internal Revenue Service could take the position that if annuity payments do not begin or are not scheduled to begin until an advanced age, such as after age 85, then the contract should not be treated as an annuity contract for Federal tax purposes. If such was to occur, then the income under the Contract could become currently taxable to the Owner.

Qualified Plans

The Contracts offered herein are designed to be suitable for use under various types of Qualified Plans. Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's administrative procedures. The Company is not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless the Company specifically consents to be bound. Owners, Annuitants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. A Qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a Qualified Plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a Qualified Plan. Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a Qualified Plan.

Contracts issued pursuant to Qualified Plans include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by the Company in connection with certain Qualified Plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

A.       Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includable in the gross income of the employees until the employees receive distributions from the Contracts. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See "Tax Treatment of Withdrawals - Qualified Contracts" and "Tax-Sheltered Annuities - Withdrawal Limitations" below.) Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

B.       Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's taxable income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         Roth IRAs

Section 408A of the Code provides that certain individuals may purchase a type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are not deductible from taxable income.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, certain eligible individuals may make a rollover contribution from a non-Roth IRA to a Roth IRA. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

Purchasers of Contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

C.       Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includable in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Purchasers of Contracts for use with Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

D.   Government And Tax-Exempt  Organization's  Deferred Compensation Plan Under
     Section 457

Employees and independent contractors performing services for state and local governments and other tax-exempt organizations may participate in Deferred Compensation Plans under Section 457 of the Code. The amounts deferred under a Plan which meets the requirements of Section 457 of the Code are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary. There are limitations on the maximum amount which may be deferred in any one year and in limited circumstances, the plan may provide for additional catch-up contributions. Furthermore, the Code provides additional requirements and restrictions regarding eligibility and distributions.

In general, distributions from a Plan are prohibited under Section 457 of the Code unless made after the participating employee:

o        attains the age 70 1/2,
o        has a severance from employment,
o        dies, or
o        suffers an unforeseeable financial emergency as defined in the Code.


Tax Treatment of Withdrawals - Qualified Contracts

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 403(b) (Tax-Sheltered Annuities) and 408 and 408A (Individual Retirement Annuities). To the extent amounts are not includable in gross income because they have been rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Owner or Annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the Owner or Annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and his or her designated Beneficiary; (d) distributions to an Owner or Annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code
Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions made on account of an IRS levy upon the Qualified Contract; (h) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Owner or Annuitant (as applicable) and his or her spouse and dependents if the Owner or Annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Owner or Annuitant (as applicable) has been re-employed for at least 60 days); (i) distributions from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the Owner or Annuitant (as applicable) for the taxable year; and (j) distributions from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code.)

The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

With respect to (c) above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception plus interest for the tax years in which the exception was used. The 10% penalty also applies to a distribution from a Code Section 457 governmental plan if the distribution is attributable to an amount transferred to the Code
Section 457 plan from an IRA, 403(b), pension or profit sharing plan unless one of the exceptions above applies.

Required Distributions

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed. There are no required distributions from a Roth IRA prior to the death of the owner.

The Internal Revenue Service has issued regulations regarding required minimum distributions from qualified plans. One of these regulations, which becomes effective January 1, 2006, requires that the annuity contract value used to determine required minimum distributions may under certain circumstances include the actuarial value of other benefits under the contract, such as optional or additional death or disability benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the affect of these new regulations with your tax advisor. If you are required to take distributions from your qualified plan, you should consult with your qualified plan sponsor and tax adviser to determine that your distributions comply with these rules.

Tax-Sheltered Annuities - Withdrawal Limitations

The Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only when the Owner: (1) attains age 59 1/2; (2) has a severance from employment; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); or (5) in the case of hardship. However, withdrawals for hardship are restricted to the portion of the Owner's Contract Value which represents contributions made by the Owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989 and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect transfers between Tax-Sheltered Annuity Plans. Owners should consult their own tax counsel or other tax adviser regarding any distributions.

                               ANNUITY PROVISIONS

Variable Annuity

A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable investment option(s) of the Separate Account. At the annuity calculation date, the contract value in each investment option will be applied to the applicable annuity tables. The annuity table used will depend upon the annuity option chosen. The dollar amount of Annuity Payments after the first is determined as follows:

(1) the dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity calculation date. This establishes the number of annuity units for each monthly payment. The number of annuity units remains fixed during the annuity payment period.

(2) the fixed number of annuity units per payment in each Subaccount is multiplied by the annuity unit value as of the annuity calculation date. This result is the dollar amount of the payment.

The total dollar amount of each variable annuity payment is the sum of all investment option variable annuity payments.

The Company determines the amount of variable annuity payments, including the first, no more than ten (10) business days prior to the payment date. The payment date must be the same day each month as the date selected for the annuity date, i.e. the first or the fifteenth.

Fixed Annuity

A fixed annuity is a series of payments made during the annuity period which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The general account value as of the annuity calculation date will be used to determine the fixed annuity monthly payment. The first monthly annuity payment will be based upon the annuity option elected and the appropriate annuity option table. Fixed annuity payments will remain level.

Annuity Unit

The value of an annuity unit for each investment option was arbitrarily set initially at $10. This was done when the first investment option shares were purchased. The investment option annuity unit value for any business day is determined by multiplying the investment option annuity unit value for the immediately preceding business day by the product of (a) the Net Investment Factor for the business day for which the annuity unit value is being calculated, and (b) 0.999919.

Net Investment Factor

The Net Investment Factor for any investment option for any business day is determined by dividing:

(a) the accumulation unit value as of the close of the current business day, by

(b) the accumulation unit value as of the close of the immediately preceding business day.

The Net Investment Factor may be greater or less than one, as the annuity unit value may increase or decrease.

Expense Guarantee

The Company guarantees that the dollar amount of each annuity payment after the first annuity payment will not be affected by variations in actual mortality or expense experience.

                              FINANCIAL STATEMENTS

The statutory basis financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                             FSL SEPARATE ACCOUNT M

                              Financial Statements

                           December 31, 2004 and 2003

     (With Report of Independent Registered Public Accounting Firm Thereon)

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Contract Owners
Fidelity Security Life Insurance Company
FSL Separate Account M:


and


The Board of Directors
Fidelity Security Life Insurance Company:


We have audited the accompanying statement of net assets of the Growth & Income Portfolio, Large Cap Growth Portfolio, Small Cap Equity Portfolio, and Money Market Portfolio (four of the portfolios comprising the Investor Mark Series Fund, Inc.) and Janus Aspen International Growth Portfolio (collectively, the Portfolios) comprising the Fidelity Security Life Insurance Company FSL Separate Account M (the Separate Account) as of December 31, 2004, and the respective related statements of operations and changes in net assets, for the two-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for the years ended December 31, 2001 and 2000 were audited by other auditors who expressed an unqualified opinion on those financial highlights in their report dated March 29, 2002.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the accompanying financial statements referred to above present fairly, in all material respects, the respective financial positions of the Portfolios constituting the Separate Account at December 31, 2004, and the respective results of their operations and changes in their net assets for the two-years period then ended in conformity with accounting principles generally accepted in the United States of America.


                                            (KPMG LLP LOGO)



Kansas City, Missouri
April 25, 2005

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                             FSL SEPARATE ACCOUNT M
                             Statement of Net Assets
                                December 31, 2004

                                                                      INVESTORS MARK SERIES FUND, INC.
                                                       --------------------------------------------------------------------
                                                         GROWTH &         LARGE CAP         SMALL CAP            MONEY
                                                          INCOME           GROWTH             EQUITY             MARKET
                                                         PORTFOLIO        PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                       -------------     -------------     -------------      -------------
Assets:
     Investments:
        Investors Mark Series Fund, Inc.:
           Growth & Income Portfolio--
              91,558 shares at net asset value of
              $14.94 per share (cost $1,166,451)       $   1,367,921                --                --                 --
           Large Cap Growth Portfolio--
              131,583 shares at net asset value of
              $10.02 per share (cost $1,811,796)                  --         1,318,503                --                 --
           Small Cap Equity Portfolio--
              90,469 shares at net asset value of
              $10.21 per share (cost $844,408)                    --                --           923,718                 --
           Money Market Portfolio--
              96,574 shares at net asset value of
              $1.00 per share (cost $96,574)                      --                --                --             96,574
           Janus Aspen International
              Growth Portfolio--
              23,357 shares at net asset value of
              $27.18 per share (cost $404,821)                    --                --                --                 --
                                                       -------------     -------------     -------------      -------------
                 Total assets                              1,367,921         1,318,503           923,718             96,574
                                                       -------------     -------------     -------------      -------------
Liabilities:
     Accrued mortality and expense risk charges               16,075            25,175            (2,260)             1,562

                                                       -------------     -------------     -------------      -------------
                 Net assets                            $   1,351,846         1,293,328           925,978             95,012
                                                       =============     =============     =============      =============



                                                         JANUS ASPEN
                                                        INTERNATIONAL
                                                           GROWTH
                                                           PORTFOLIO           TOTAL
                                                         -------------     -------------
Assets:
     Investments:
        Investors Mark Series Fund, Inc.:
           Growth & Income Portfolio--
              91,558 shares at net asset value of
              $14.94 per share (cost $1,166,451)                    --         1,367,921
           Large Cap Growth Portfolio--
              131,583 shares at net asset value of
              $10.02 per share (cost $1,811,796)                    --         1,318,503
           Small Cap Equity Portfolio--
              90,469 shares at net asset value of
              $10.21 per share (cost $844,408)                      --           923,718
           Money Market Portfolio--
              96,574 shares at net asset value of
              $1.00 per share (cost $96,574)                        --            96,574
           Janus Aspen International
              Growth Portfolio--
              23,357 shares at net asset value of
              $27.18 per share (cost $404,821)                 634,817           634,817
                                                         -------------     -------------
                 Total assets                                  634,817         4,341,533
                                                         -------------     -------------
Liabilities:
     Accrued mortality and expense risk charges                 20,334            60,886
                                                         -------------     -------------
                 Net assets                                    614,483         4,280,647
                                                         =============     =============


See accompanying notes to financial statements.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                             FSL SEPARATE ACCOUNT M
                             Statement of Operations
                          Year ended December 31, 2004


                                                                      INVESTORS MARK SERIES FUND, INC.
                                                       --------------------------------------------------------------------
                                                       GROWTH &          LARGE CAP          SMALL CAP            MONEY
                                                        INCOME            GROWTH              EQUITY             MARKET
                                                       PORTFOLIO         PORTFOLIO           PORTFOLIO          PORTFOLIO
                                                     -------------      -------------      -------------      -------------
Investment income:
     Investment income distributions
        from underlying mutual funds                 $         219                 --                 --                760
     Mortality and expense charges
        and administrative charges                          15,932             15,368              9,533              1,272
                                                     -------------      -------------      -------------      -------------
                 Net investment income (loss)              (15,713)           (15,368)            (9,533)              (512)
                                                     -------------      -------------      -------------      -------------
Realized gains (losses) on investments:
     Realized gain (loss) on sale of fund shares             7,839           (104,329)           (54,801)                --
                                                     -------------      -------------      -------------      -------------
                 Total realized gains (losses)
                    on investments                           7,839           (104,329)           (54,801)                --
                                                     -------------      -------------      -------------      -------------
     Change in unrealized depreciation on
        investments                                        144,276             77,917            144,595                275
                                                     -------------      -------------      -------------      -------------
     Increase (decrease) in
                    net assets from operations       $     136,402            (41,780)            80,261               (237)
                                                     =============      =============      =============      =============



                                                        JANUS ASPEN
                                                       INTERNATIONAL
                                                          GROWTH
                                                          PORTFOLIO            TOTAL
                                                        -------------      -------------
Investment income:
     Investment income distributions
        from underlying mutual funds                            5,259              6,238
     Mortality and expense charges
        and administrative charges                              9,675             51,780
                                                        -------------      -------------
                 Net investment income (loss)                  (4,416)           (45,542)
                                                        -------------      -------------
Realized gains (losses) on investments:
     Realized gain (loss) on sale of fund shares               17,422           (133,869)
                                                        -------------      -------------
                 Total realized gains (losses)
                    on investments                             17,422           (133,869)
                                                        -------------      -------------
     Change in unrealized depreciation on
        investments                                            78,565            445,628
                                                        -------------      -------------
     Increase (decrease) in
                    net assets from operations                 91,571            266,217
                                                        =============      =============


See accompanying notes to financial statements.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                             FSL SEPARATE ACCOUNT M
                       Statement of Changes in Net Assets
                          Year ended December 31, 2004


                                                                         INVESTORS MARK SERIES FUND, INC.
                                                       ---------------------------------------------------------------------
                                                         GROWTH &          LARGE CAP          SMALL CAP            MONEY
                                                          INCOME             GROWTH             EQUITY             MARKET
                                                        PORTFOLIO           PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                       -------------      -------------      -------------      -------------
Operations:
     Investment income (loss)--net                     $     (15,713)           (15,368)            (9,533)              (512)
     Net realized gains (losses) on investments                7,839           (104,329)           (54,801)                --
     Net change in unrealized appreciation
        (depreciation) on investments                        144,276             77,917            144,595                275
                                                       -------------      -------------      -------------      -------------
                 Net increase (decrease) in net
                    assets from operations                   136,402            (41,780)            80,261               (237)
                                                       -------------      -------------      -------------      -------------
Payments and withdrawals:
     Premium transfers in                                    101,391            121,276             67,150              7,585
     Annuity benefits transfers and surrenders               (99,471)           (53,161)           (58,008)            (4,001)
     Policy loan transfers                                    (1,846)              (623)            (1,491)                --
     Other transfers                                          36,610            (41,613)            (7,258)              (395)
                                                       -------------      -------------      -------------      -------------
                 Payments and withdrawals                     36,684             25,879                393              3,189
                                                       -------------      -------------      -------------      -------------
                 Increase (decrease) in net assets           173,086            (15,901)            80,654              2,952
Beginning of year net assets                               1,178,760          1,309,229            845,324             92,060
                                                       -------------      -------------      -------------      -------------
End of year net assets                                 $   1,351,846          1,293,328            925,978             95,012
                                                       =============      =============      =============      =============


                                                           JANUS ASPEN
                                                          INTERNATIONAL
                                                            GROWTH
                                                           PORTFOLIO             TOTAL
                                                          -------------      -------------
Operations:
     Investment income (loss)--net                               (4,416)           (45,542)
     Net realized gains (losses) on investments                  17,422           (133,869)
     Net change in unrealized appreciation
        (depreciation) on investments                            78,565            445,628
                                                          -------------      -------------
                 Net increase (decrease) in net
                    assets from operations                       91,571            266,217
                                                          -------------      -------------
Payments and withdrawals:
     Premium transfers in                                        11,982            309,384
     Annuity benefits transfers and surrenders                   (6,195)          (220,836)
     Policy loan transfers                                         (486)            (4,446)
     Other transfers                                            (13,756)           (26,412)
                                                          -------------      -------------
                 Payments and withdrawals                        (8,455)            57,690
                                                          -------------      -------------
                 Increase (decrease) in net assets               83,116            323,907
Beginning of year net assets                                    531,367          3,956,740
                                                          -------------      -------------
End of year net assets                                          614,483          4,280,647
                                                          =============      =============



See accompanying notes to financial statements.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                             FSL SEPARATE ACCOUNT M
                       Statement of Changes in Net Assets
                          Year ended December 31, 2003


                                                                      INVESTORS MARK SERIES FUND, INC.
                                                       ---------------------------------------------------------------------
                                                         GROWTH &           LARGE CAP          SMALL CAP           MONEY
                                                          INCOME             GROWTH             EQUITY             MARKET
                                                         PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                       -------------      -------------      -------------      -------------
Operations:
     Investment income (loss)--net                     $     (11,674)           (19,533)           (15,811)              (527)
     Net realized gains (losses) on investments              (11,109)          (185,914)          (130,201)                --
     Net change in unrealized appreciation
        (depreciation) on investments                        288,921            457,758            389,715                 --
                                                       -------------      -------------      -------------      -------------
                 Net increase (decrease) in net
                    assets from operations                   266,138            252,311            243,703               (527)
                                                       -------------      -------------      -------------      -------------
Payments and withdrawals:
     Premium transfers in                                    122,183            154,325             74,216              9,081
     Annuity benefits transfers and surrenders               (67,254)           (82,821)           (77,028)           (13,346)
     Policy loan transfers                                       129                (90)              (153)                --
     Other transfers                                             (65)            (7,611)            10,199           (136,586)
                                                       -------------      -------------      -------------      -------------
                 Payments and withdrawals                     54,993             63,803              7,234           (140,851)
                                                       -------------      -------------      -------------      -------------
                 Increase (decrease) in net assets           321,131            316,114            250,937           (141,378)
Beginning of year net assets                                 857,629            993,115            594,387            233,438
                                                       -------------      -------------      -------------      -------------
End of year net assets                                 $   1,178,760          1,309,229            845,324             92,060
                                                       =============      =============      =============      =============


                                                           BERGER
                                                        INSTITUTIONAL
                                                          PRODUCTS          JANUS ASPEN
                                                           TRUST IPT       INTERNATIONAL
                                                         INTERNATIONAL         GROWTH
                                                              FUND            PORTFOLIO           TOTAL
                                                         -------------      -------------     -------------
Operations:
     Investment income (loss)--net                               5,321                465           (41,759)
     Net realized gains (losses) on investments               (374,222)             5,988          (695,458)
     Net change in unrealized appreciation
        (depreciation) on investments                          304,818            151,444         1,592,656
                                                         -------------      -------------     -------------
                 Net increase (decrease) in net
                    assets from operations                     (64,083)           157,897           855,439
                                                         -------------      -------------     -------------
Payments and withdrawals:
     Premium transfers in                                            9             28,373           388,187
     Annuity benefits transfers and surrenders                  (6,064)                --          (246,513)
     Policy loan transfers                                        (479)               232              (361)
     Other transfers                                          (377,916)           344,865          (167,114)
                                                         -------------      -------------     -------------
                 Payments and withdrawals                     (384,450)           373,470           (25,801)
                                                         -------------      -------------     -------------
                 Increase (decrease) in net assets            (448,533)           531,367           829,638
Beginning of year net assets                                   448,533                 --         3,127,102
                                                         -------------      -------------     -------------
End of year net assets                                              --            531,367         3,956,740
                                                         =============      =============     =============



See accompanying notes to financial statements.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                             FSL SEPARATE ACCOUNT M

                          Notes to Financial Statements

                           December 31, 2004 and 2003



(1)      ORGANIZATION

         The FSL Separate Account M (the Separate Account), marketed as FSL Flexible Premium Variable Annuity (the Contract), is a segregated investment account of Fidelity Security Life Insurance Company (the Company). The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Separate Account was established by the Company on May 14, 1999 and commenced operations on May 20, 1999. All deposits received by the Separate Account are invested in one or more of the investment options, as listed below, in accordance with the selection made by the contract owner.

         The Contract has five investment choices, one fixed account and four investment options. The fixed account is part of the general assets of the Company and provides an investment rate guaranteed by the Company. The five investment options available are portfolios of Investors Mark Series Fund, Inc. and Janus Aspen International Growth Portfolio and collectively constitute the assets of the Separate Account. These options and their objectives are as follows:



                    FUND                                                FUND OBJECTIVE
---------------------------------------------  -------------------------------------------------------------------
Investors Mark Series Fund, Inc.:
         Growth & Income Portfolio             Capital growth by investing in common stocks of growing
                                                   companies
         Large Cap Growth Portfolio            Long-term growth of capital and income by investing
                                                   primarily in equity securities of large companies that
                                                   are in the top 25% of their industry sectors
         Small Cap Equity Portfolio            Capital appreciation by investing in common stock of
                                                   small U.S. and foreign companies
         Money Market Portfolio                Current income with stability of principal and liquidity by investing in short-term, high-quality, fixed-income securities
Janus Financial Services:
         Aspen International Growth            Capital growth by investing in stocks of growing foreign
             Portfolio                             companies


         In March 2003, those assets invested in the Berger Institutional Products Trust--IPT International Fund were transferred into the Janus Aspen International Growth Portfolio and the Berger Institutional Products Trust--IPT International Fund was subsequently discontinued as an investment option.

(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         (a)      INVESTMENT VALUATION

                  Investments in mutual fund shares are carried in the statements of net assets at the net asset value of the underlying mutual fund.



                                       6                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                             FSL SEPARATE ACCOUNT M

                          Notes to Financial Statements

                           December 31, 2004 and 2003


         (b)      SECURITIES TRANSACTIONS AND INVESTMENT INCOME

                  Securities transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. The cost of investments sold and the corresponding capital gains and losses are determined on a specific identification basis. Interest and dividend income and capital gains distributions paid by the funds to the Separate Account are reinvested in additional shares of each respective subaccount and are allocated to the contracts on each valuation date based on each individual annuity contract's pro rata share of the net assets of the investment option as of the beginning of the valuation date.

         (c)      UNIT VALUATIONS

                  Investments in all five investment options are tracked using an accumulation unit. Contract owners may elect to own lump-sum units or easy-pay units depending on the payment plan selected (see note 4). Every business day, the value of the accumulation unit is determined after the New York Stock Exchange closes. The value is determined by computing the change in the published net asset value for the investment option from the previous day to the current business day; subtracting any charges, including the product expense charge and any taxes; and multiplying the previous business day's accumulation unit value by this result.

         (d)      FEDERAL INCOME TAX

                  The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code. The operations of the Separate Account, including its portfolios, are part of the total operations of the Company and are not taxed as a separate entity. Under Federal income tax law, net investment income and realized gains (losses) are retained in the Separate Account and are not taxable until received by the contract owner or beneficiary in the form of annuity payments or other distributions.

         (e)      RISKS AND UNCERTAINTIES

                  Certain risks and uncertainties are inherent to the Separate Account's day-to-day operations and to the process of preparing its financial statements. The more significant of those risks and uncertainties, as well as the Separate Account's method for mitigating the risks, are presented below and throughout the notes to the financial statements.

                           o Financial Statements--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

                           o Investments--The Separate Account is exposed to risks that issuers of securities owned will default or that interest rates will change and cause a decrease in the value of the investments. Management mitigates these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements, and annual financial statements.



                                       7                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                             FSL SEPARATE ACCOUNT M

                          Notes to Financial Statements

                           December 31, 2004 and 2003


(3)      PURCHASES AND SALES OF INVESTMENTS

         The cost of purchases and proceeds from sales of investment options for the years ended December 31, 2004 and 2003 were as follows:



                                                                             2004
                                                                -------------------------------
                                                                  PURCHASES           SALES
                                                                -------------     -------------
IMS Growth & Income Portfolio                                   $     165,509           128,884
IMS Large Cap Growth Portfolio                                        128,406           102,526
IMS Small Cap Equity Portfolio                                         89,375            88,982
IMS Money Market Portfolio                                             21,699            17,476
Janus Aspen International Growth Portfolio                             51,280            54,473
                                                                -------------     -------------
                                                                $     456,269           392,341
                                                                =============     =============

                                                                             2003
                                                                -------------------------------
                                                                  PURCHASES          SALES
                                                                -------------     -------------
IMS Growth & Income Portfolio                                   $     136,180           115,505
IMS Large Cap Growth Portfolio                                        175,866           143,107
IMS Small Cap Equity Portfolio                                        112,395           148,386
IMS Money Market Portfolio                                             12,100           158,405
Janus Aspen International Growth Portfolio                            419,893            35,289
Berger Institutional Products Trust--IPT International Fund                --           389,718
                                                                -------------     -------------
                                                                $     856,434           990,410
                                                                =============     =============

(4)      EXPENSES AND RELATED PARTY TRANSACTIONS

         Each day the Company makes a deduction from the Separate Account for a mortality and expense risk charge. This charge is for all of the insurance benefits (that is, guarantee of annuity rates, the death benefit) and for assuming the risk that current charges will be insufficient in the future to cover the cost of administering the Separate Account. The product expense charge is assessed based on the daily unit values of the contract holder's portion of the assets in the Separate Account. The assessments are as follows:

         o        Lump-Sum Payments--0.90%, on an annual basis.

         o Easy-Pay Payments--0.90%, on an annual basis, for contracts that have reached a value of $100,000 or more or 1.50%, on an annual basis, for contracts that have a value of less than $100,000.

         This charge cannot be increased and could be reduced if sales of the contract are made to individuals or to a group of individuals in such a manner that results in a reduction of the Company's administrative costs or other savings.





                                       8                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                             FSL SEPARATE ACCOUNT M

                          Notes to Financial Statements

                           December 31, 2004 and 2003


         A surrender charge may be deducted in the event of a surrender from a contract. Subject to a free surrender amount and other waivers or reductions, surrender charges are assessed as follows:


                                                                                  SURRENDER CHARGE
                   NUMBER OF COMPLETE YEARS FROM                       ---------------------------------------
                    RECEIPT OF PURCHASE PAYMENTS                           EASY PAY                LUMP SUM
---------------------------------------------------------------------  -------------           ---------------
                               0 - 1                                               6%                     7%
                                 1                                                 6                      6
                                 2                                                 6                      5
                                 3                                                 5                      4
                                 4                                                 5                      3
                                 5                                                 4                      2
                                 6                                                 3                      1
                                 7                                                 2                     --
                                 8                                                 2                     --
                                 9                                                 1                     --
                         10 and thereafter                                        --                     --



         There were no significant surrender charges deducted during 2004 or 2003.

         The Company also assesses a transfer charge for each transfer during the accumulation phase in excess of 12 transfers during a contract year.

(5)      CHANGE IN UNITS OUTSTANDING

         The changes in units outstanding for the years ended December 31, 2004 and 2003 were as follows:



                                                                  2004
                                               --------------------------------------------
                                                 UNITS           UNITS          NET INCREASE
                                                 ISSUED         REDEEMED         (DECREASE)
                                               -----------     -----------      -----------
IMS Growth & Income Portfolio                       15,089         (11,758)           3,331
IMS Large Cap Growth Portfolio                      20,728         (16,870)           3,858
IMS Small Cap Equity Portfolio                       7,176          (7,166)              10
IMS Money Market Portfolio                           1,956          (1,611)             345
Janus Aspen International Growth Portfolio           3,307          (3,909)            (602)
                                               -----------     -----------      -----------
                     Total                          48,256         (41,314)           6,942
                                               ===========     ===========      ===========





                                       9                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                             FSL SEPARATE ACCOUNT M

                          Notes to Financial Statements

                           December 31, 2004 and 2003

                                                                           2003
                                                       -----------------------------------------------
                                                         UNITS             UNITS          NET INCREASE
                                                         ISSUED           REDEEMED         (DECREASE)
                                                       ------------     ------------      ------------
IMS Growth & Income Portfolio                                14,539           (8,572)            5,967
IMS Large Cap Growth Portfolio                               30,670          (21,117)            9,553
IMS Small Cap Equity Portfolio                               10,317          (10,409)              (92)
IMS Money Market Portfolio                                    1,006          (13,733)          (12,727)
Berger Institutional Products Trust--
         IPT International Fund                               1,419          (67,637)          (66,218)
Janus Aspen International Growth Portfolio                   40,065           (2,830)           37,235
                                                       ------------     ------------      ------------
                     Total                                   98,016         (124,298)          (26,282)
                                                       ============     ============      ============

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                             FSL SEPARATE ACCOUNT M

                          Notes to Financial Statements

                           December 31, 2004 and 2003


(6)      FINANCIAL HIGHLIGHTS

         A summary of unit values for variable annuity contracts and the expense ratios, excluding expenses for the underlying fund, for the years ended December 31, 2004, 2003, 2002, 2001, and 2000 follows:


                                                                     DECEMBER 31
                                       -------------------------------------------------------------------
                                                       UNIT FAIR VALUE                       INVESTMENT *
                                                          LOWEST TO                            INCOME
                                           UNITS          HIGHEST             NET ASSETS        RATIO
                                       -------------  -----------------    --------------  ---------------
Investors Mark Series Fund, Inc.:
    Growth & Income Portfolio:
        2004                                 106,713 $ 10.72 to 12.93           1,351,846            0.02%
        2003                                 103,382   7.72 to 11.58            1,178,760             0.74
        2002                                  97,415   8.68 to 8.87               857,629             0.72
        2001                                 101,905   10.78 to 10.95           1,111,200             0.52
        2000                                  85,831   11.71 to 11.83           1,013,545
    Large Cap Growth Fund:
        2004                                 189,108   6.09 to 7.41             1,293,328             0.00
        2003                                 185,250   5.10 to 7.16             1,309,229             0.09
        2002                                 175,697   5.57 to 5.69               993,115             0.00
        2001                                 161,175   7.90 to 8.03             1,288,434             0.00
        2000                                 149,721   10.63 to 10.74           1,605,372
    Small Cap Equity Fund:
        2004                                  60,722   11.73 to 15.70             925,978             0.00
        2003                                  60,712   8.49 to 14.15              845,324             0.00
        2002                                  60,804   9.63 to 9.84               594,387             0.00
        2001                                  59,053   13.00 to 13.20             776,550             0.00
        2000                                  53,650   14.61 to 14.75             790,628
    Money Market Portfolio:
        2004                                   8,730   10.71 to 11.08              95,012             0.80
        2003                                   8,385   10.32 to 11.10              92,060             0.16
        2002                                  21,112   10.86 to 11.10             233,438             1.15
        2001                                  18,333   10.87 to 11.04             202,015             3.53
        2000                                  17,724   10.65 to 10.75             190,387
Berger Institutional Products Trust--
    IPT International Fund:
        2004                                      --              --                   --               --
        2003                                      --              --                   --               --
        2002                                  66,218   6.67 to 6.81               448,533             3.88
        2001                                  63,426   8.60 to 8.73               551,715             1.05
        2000                                  57,902   10.95 to 11.05             639,428
Janus Institutional Services:
    Aspen International Growth
        Portfolio
        2004                                  36,633   12.94 to 16.85             614,483             0.86
        2003                                  37,235   9.61 to 14.30              531,368             0.99


                                                   YEAR ENDED DECEMBER 31
                                        ----------------------------------------------
                                         EXPENSE RATIO              TOTAL RETURN **
                                           LOWEST TO                  LOWEST TO
                                            HIGHEST                    HIGHEST
                                        ----------------          --------------------
Investors Mark Series Fund, Inc.:
    Growth & Income Portfolio:
        2004                             0.90% to 1.50%                  9.84% to 10.38%
        2003                             0.90% to 1.50%               (14.52)% to 32.19%
        2002                             0.90% to 1.50%             (19.75)% to (19.27)%
        2001                             0.90% to 1.50%               (7.98)% to (7.43)%
        2000                             0.90% to 1.50%                 14.07% to 14.76%
    Large Cap Growth Fund:
        2004                             0.90% to 1.50%               (2.92)% to (3.54)%
        2003                             0.90% to 1.50%               (11.84)% to 27.27%
        2002                             0.90% to 1.50%             (30.09)% to (29.68)%
        2001                             0.90% to 1.50%             (25.69)% to (25.24)%
        2000                             0.90% to 1.50%             (13.33)% to (12.81)%
    Small Cap Equity Fund:
        2004                             0.90% to 1.50%                   8.43% to 8.98%
        2003                             0.90% to 1.50%               (15.85)% to 45.15%
        2002                             0.90% to 1.50%             (25.03)% to (24.58)%
        2001                             0.90% to 1.50%             (11.07)% to (10.54)%
        2000                             0.90% to 1.50%               (4.13)% to (3.56)%
    Money Market Portfolio:
        2004                             0.90% to 1.50%                 (.60)% to (.66)%
        2003                             0.90% to 1.50%                 (8.14)% to 1.16%
        2002                             0.90% to 1.50%                 (.17)% to (.42)%
        2001                             0.90% to 1.50%                   2.23% to 2.84%
        2000                             0.90% to 1.50%                   4.43% to 5.06%
Berger Institutional Products Trust--
    IPT International Fund:
        2004                                        --                              --
        2003                                        --                              --
        2002                             0.90% to 1.50%             (22.31)% to (21.85)%
        2001                             0.90% to 1.50%             (21.46)% to (20.99)%
        2000                             0.90% to 1.50%              (11.30)% to (0.77)%
Janus Institutional Services:
    Aspen International Growth
        Portfolio
        2004                             0.90% to 1.50%                 14.66% to 15.17%
        2003                             0.90% to 1.50%                (5.42)% to 41.48%


* The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                         Statutory Financial Statements

                        December 31, 2004, 2003 and 2002

                   (With Independent Auditors' Report Thereon)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                                TABLE OF CONTENTS



                                                                                                                     PAGE
Independent Auditors' Report                                                                                          1

Statutory Financial Statements:

     Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus                                    2

     Statutory Statements of Operations                                                                               3

     Statutory Statements of Changes in Capital and Surplus                                                           4

     Statutory Statements of Cash Flow                                                                                5

     Notes to Statutory Financial Statements                                                                          6

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Fidelity Security Life Insurance Company:


We have audited the accompanying statutory statements of admitted assets, liabilities, and capital and surplus of Fidelity Security Life Insurance Company (the Company) as of December 31, 2004 and 2003, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period then ended. These statutory financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statutory financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statutory financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statutory financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in note 2, the Company prepared these statutory financial statements in conformity with the accounting practices prescribed or permitted by the Missouri Department of Insurance, which practices differ from accounting principles generally accepted in the Unites States of America. The effects on the statutory financial statements of the variances between the statutory accounting practices and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Fidelity Security Life Insurance Company as of December 31, 2004 and 2003, or the results of its operations or its cash flows for each of the years in the three-year period then ended.

Also, in our opinion, the statutory financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of Fidelity Security Life Insurance Company as of December 31, 2004 and 2003, and the results of its operations and its cash flow for each of the three years then ended on the basis of accounting described in note 2.

/s/ KPMG LLP



Kansas City, Missouri
April 7, 2005

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
  Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus
                           December 31, 2004 and 2003

                                                                                                    2004                2003
                                                                                               ---------------     ---------------
                                 ADMITTED ASSETS

Bonds, at amortized cost (market, $380,413,858 and $367,021,028 in 2004
       and 2003, respectively)                                                                 $   370,087,011         358,700,916
Preferred stocks, at market (cost of $250,000 in 2003)                                                      --              31,500
Common stocks, at market (cost of $464,205 and $1,355,451 in 2004
       and 2003, respectively)                                                                         534,147           1,050,247
Mortgage loans on real estate                                                                        7,250,651           7,940,445
Policy loans                                                                                         6,251,427           6,281,921
Cash and short-term investments                                                                     29,045,888          20,649,021
Other invested assets                                                                                4,153,108           4,456,217
Receivable for securities sold                                                                       2,935,028                  --
                                                                                               ---------------     ---------------
                           Total cash and invested assets                                          420,257,260         399,110,267
Due and deferred premiums                                                                            7,887,408           9,007,371
Accrued investment income                                                                            3,787,504           3,885,223
Accrued retrospective premiums                                                                       1,032,684                  --
Federal income tax recoverable (including deferred tax asset of
       $637,732 and $631,254 in 2004 and 2003, respectively)                                           637,732             742,373
Due from reinsurers and other companies                                                              1,880,159           5,135,090
Receivable from parent, subsidiaries, and affiliates                                                   412,892                  --
Amount receivable relating to uninsured accident and health plans                                           --              53,311
State guaranty fund deposits                                                                           256,846             346,988
Assets held in separate account                                                                     18,491,638           3,965,841
                                                                                               ---------------     ---------------
                           Total admitted assets                                               $   454,644,123         422,246,464
                                                                                               ===============     ===============
                                    LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
       Aggregate reserves:
            Life insurance and annuity contracts                                               $   331,881,585         321,896,067
            Accident and health insurance                                                           11,242,569          10,876,852
       Claim reserves:
            Life insurance                                                                           2,210,551           2,123,642
            Accident and health insurance                                                            9,318,099           9,690,428
       Advance premiums and unapplied receipts                                                       1,292,193           1,678,207
       Provision for experience rating refunds                                                       1,322,967           1,239,466
       Due to reinsurers and other companies                                                        12,351,224          13,519,381
       Commissions, taxes, and general expenses                                                      4,955,738           2,695,651
       Current federal and foreign income taxes                                                        202,824                  --
       Interest maintenance reserve (IMR)                                                            5,164,269           4,070,769
       Asset valuation reserve (AVR)                                                                 1,750,441           1,688,333
       Liabilities related to separate account                                                      18,491,638           3,965,841
                                                                                               ---------------     ---------------
                           Total liabilities                                                       400,184,098         373,444,637
                                                                                               ---------------     ---------------
Capital and surplus:
       Capital stock, $2.50 par value. Authorized 1,100,000 shares; issued and
            outstanding 987,347 shares in 2004 and 2003                                              2,500,000           2,500,000
       Preferred stock, $100.00 par value. Authorized 50,000 shares; issued and
            outstanding 30,000 shares in 2004 and 2003                                               3,000,000           3,000,000
       Paid-in and contributed surplus                                                               1,268,987           1,188,310
       Unassigned surplus                                                                           48,244,551          42,604,542
                                                                                               ---------------     ---------------
                                                                                                    55,013,538          49,292,852
       Less treasury stock, at cost, 12,653 and 13,653 shares in 2004 and 2003, respectively           553,513             491,025
                                                                                               ---------------     ---------------
                           Total capital and surplus                                                54,460,025          48,801,827
                                                                                               ---------------     ---------------
                           Total liabilities and capital and surplus                           $   454,644,123         422,246,464
                                                                                               ===============     ===============

See accompanying notes to statutory financial statements.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                       Statutory Statements of Operations
                  Years ended December 31, 2004, 2003 and 2002

                                                                  2004               2003               2002
                                                              -------------      -------------      -------------
Income:
   Life premiums                                              $  19,647,968         12,021,821         11,834,351
   Annuity deposits                                              32,661,823         19,356,249         14,692,289
   Accident and health premiums                                 102,935,627         83,424,944         51,086,014
   Investment income, net                                        19,830,438         20,065,858         22,750,603
   Amortization of IMR                                              925,130            823,970            582,598
                                                              -------------      -------------      -------------
      Total income                                              176,000,986        135,692,842        100,945,855
                                                              -------------      -------------      -------------
Policy benefits and expenses:
   Life insurance                                                 7,576,335          8,041,999          7,621,844
   Annuities                                                     28,932,169         20,415,643         21,587,162
   Accident and health insurance                                 62,653,780         53,943,872         38,294,946
   Increase in aggregate reserves                                10,999,179         12,634,805          1,331,261
                                                              -------------      -------------      -------------
      Total policy benefits and expenses                        110,161,463         95,036,319         68,835,213
Commissions, net of ceding allowances                            25,076,525         17,494,902         13,302,195
General insurance expenses                                       15,347,126         14,246,301         13,502,897
Insurance taxes, licenses, and fees                               3,579,420          3,820,063          1,861,899
Change in loading and cost of collection on due and
   deferred premiums                                                137,118            (14,572)            15,308
Separate account transfers                                       13,219,037            (25,799)           142,436
                                                              -------------      -------------      -------------
                                                                167,520,689        130,557,214         97,659,948
                                                              -------------      -------------      -------------
      Income before Federal income taxes and net realized
         capital gains                                            8,480,297          5,135,628          3,285,907
Federal income taxes                                              2,172,559          1,051,042            328,747
                                                              -------------      -------------      -------------
      Income before net realized capital gains                    6,307,738          4,084,586          2,957,160
Net realized capital losses, net of income taxes and IMR
   transfers                                                     (1,331,324)        (1,083,105)          (373,700)
                                                              -------------      -------------      -------------
      Net income                                              $   4,976,414          3,001,481          2,583,460
                                                              =============      =============      =============


See accompanying notes to statutory financial statements.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

             Statutory Statements of Changes in Capital and Surplus

                  Years ended December 31, 2004, 2003 and 2002


                                                                                                PAID-IN AND
                                                                COMMON          PREFERRED       CONTRIBUTED      UNASSIGNED
                                                                 STOCK            STOCK           SURPLUS          SURPLUS
                                                              ------------     ------------     ------------     ------------
Balance, December 31, 2001                                    $  2,500,000        3,000,000          996,198       37,600,684
       Net income                                                       --               --               --        2,583,460
       Change in unrealized capital gains and losses                    --               --               --          220,021
       Dividends on preferred stock                                     --               --               --         (232,500)
       Change in liability for reinsurance
            in unauthorized companies                                   --               --               --          (49,436)
       Change in net deferred income taxes                              --               --               --         (535,437)
       Change in nonadmitted assets                                     --               --               --          307,110
       Change in asset valuation reserve                                --               --               --         (724,111)
       Sale of treasury stock                                           --               --          192,112               --
                                                              ------------     ------------     ------------     ------------
Balance, December 31, 2002                                       2,500,000        3,000,000        1,188,310       39,169,791
       Net income                                                       --               --               --        3,001,481
       Change in unrealized capital gains and losses                    --               --               --          363,044
       Dividends on preferred stock                                     --               --               --         (232,500)
       Change in liability for reinsurance
            in unauthorized companies                                   --               --               --         (129,118)
       Change in net deferred income taxes                              --               --               --           (7,441)
       Change in nonadmitted assets                                     --               --               --           (1,696)
       Change in asset valuation reserve                                --               --               --          440,981
                                                              ------------     ------------     ------------     ------------
Balance, December 31, 2003                                       2,500,000        3,000,000        1,188,310       42,604,542
       Net income                                                       --               --               --        4,976,413
       Change in unrealized capital gains and losses                    --               --               --          593,648
       Dividends on preferred stock                                     --               --               --         (232,500)
       Change in liability for reinsurance
            in unauthorized companies                                   --               --               --          193,822
       Change in net deferred income taxes                              --               --               --            6,479
       Change in nonadmitted assets                                     --               --               --          164,255
       Change in asset valuation reserve                                --               --               --          (62,108)
       Sales of 7,200 shares of treasury stock                          --               --           80,677               --
       Purchase of 6,200 shares of treasury stock                       --               --               --               --
                                                              ------------     ------------     ------------     ------------
Balance, December 31, 2004                                    $  2,500,000        3,000,000        1,268,987       48,244,551
                                                              ============     ============     ============     ============


                                                                 TREASURY
                                                                   STOCK             TOTAL
                                                                ------------      ------------
Balance, December 31, 2001                                          (997,979)       43,098,903
       Net income                                                         --         2,583,460
       Change in unrealized capital gains and losses                      --           220,021
       Dividends on preferred stock                                       --          (232,500)
       Change in liability for reinsurance
            in unauthorized companies                                     --           (49,436)
       Change in net deferred income taxes                                --          (535,437)
       Change in nonadmitted assets                                       --           307,110
       Change in asset valuation reserve                                  --          (724,111)
       Sale of treasury stock                                        506,954           699,066
                                                                ------------      ------------
Balance, December 31, 2002                                          (491,025)       45,367,076
       Net income                                                         --         3,001,481
       Change in unrealized capital gains and losses                      --           363,044
       Dividends on preferred stock                                       --          (232,500)
       Change in liability for reinsurance
            in unauthorized companies                                     --          (129,118)
       Change in net deferred income taxes                                --            (7,441)
       Change in nonadmitted assets                                       --            (1,696)
       Change in asset valuation reserve                                  --           440,981
                                                                ------------      ------------
Balance, December 31, 2003                                          (491,025)       48,801,827
       Net income                                                         --         4,976,413
       Change in unrealized capital gains and losses                      --           593,648
       Dividends on preferred stock                                       --          (232,500)
       Change in liability for reinsurance
            in unauthorized companies                                     --           193,822
       Change in net deferred income taxes                                --             6,479
       Change in nonadmitted assets                                       --           164,255
       Change in asset valuation reserve                                  --           (62,108)
       Sales of 7,200 shares of treasury stock                       224,463           305,140
       Purchase of 6,200 shares of treasury stock                   (286,951)         (286,951)
                                                                ------------      ------------
Balance, December 31, 2004                                          (553,513)       54,460,025
                                                                ============      ============


See accompanying notes to statutory financial statements.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                        Statutory Statements of Cash Flow
                  Years ended December 31, 2004, 2003 and 2002

                                                                                      2004              2003            2002
                                                                                   -------------    -------------    -------------
Cash from operations:
      Premium and annuity considerations                                           $ 153,476,268      120,717,698      124,831,764
      Considerations for supplemental contracts with life contingencies                1,994,190        2,372,981        2,382,053
      Investment income, net                                                          22,328,293       23,242,739       23,104,200
      Commission and expense allowances on reinsurance ceded                          43,768,796       44,303,003       14,714,228
      Fees associated with investment management, administration,
           and contract guarantees from separate account                                 250,211          200,046               --
      Miscellaneous income                                                                19,008          545,984          552,710
      Death benefits                                                                  (6,643,853)      (7,376,792)      (6,620,890)
      Annuity benefits                                                               (26,882,121)     (18,486,149)     (19,815,821)
      Disability benefits and benefits under accident and health policies            (62,653,780)     (53,943,872)     (38,294,946)
      Surrender benefits and other fund withdrawals                                     (929,107)        (665,207)      (1,000,954)
      Interest on policy or contract funds                                               (19,884)         (15,372)         (17,695)
      Payments on supplementary contracts with life contingencies                     (2,050,047)      (1,929,494)      (1,771,341)
      Contract claims--life                                                               86,909          607,027         (978,136)
      Contract claims--A&H                                                              (372,329)       1,180,713       (3,656,462)
      Other amounts payable on reinsurance                                              (143,883)      (2,942,346)      (7,804,710)
      Other amounts receivable under reinsurance contracts                             3,254,931          532,211        6,472,002
      Commissions on premiums and annuity considerations                             (68,103,335)     (60,824,372)     (61,942,961)
      Commissions and expense allowances on reinsurance assumed                         (741,986)        (973,532)        (698,038)
      General insurance expenses                                                     (15,616,345)     (14,992,331)     (14,055,608)
      Insurance, taxes, licenses, and fees                                            (3,579,420)      (3,820,063)      (1,861,899)
      Aggregate write-ins for deductions                                                  89,855          163,132          198,281
      Commissions to agents due or accrued                                               860,439       (1,164,959)      (4,299,724)
      General expense due or accrued                                                     616,003          997,614          (73,297)
      Taxes, licenses, or fees due or accrued, excluding FIT                             683,828          287,217       (1,067,676)
      Amounts receivable relating to uninsured plans                                      53,311              627          (53,938)
      Guaranty funds receivable or on deposit                                             90,142          275,607         (298,491)
      Nonadmitted guaranty funds receivable or on deposit                                164,302           (1,696)              --
      Net transfers to separate account                                              (13,219,037)          25,799         (142,436)
      Federal income taxes                                                            (2,003,000)        (708,808)        (295,862)
                                                                                   -------------    -------------    -------------
                           Net cash provided by operations                            24,778,359       27,607,405        7,504,353
                                                                                   -------------    -------------    -------------
Cash from investments:
      Proceeds from investments sold, matured, or repaid:
           Bonds                                                                     141,312,027      154,604,373       87,427,778
           Stocks                                                                     17,109,270        1,449,065          487,746
           Mortgage loans                                                                665,950          239,955               --
           Miscellaneous proceeds                                                             --        2,810,075          529,911
      Costs of investments acquired:
           Bonds                                                                    (153,367,738)    (181,707,621)    (102,822,026)
           Stocks                                                                    (16,539,943)      (1,304,269)        (307,251)
           Mortgage loans                                                                     --       (4,586,388)      (3,600,000)
           Other invested assets                                                              --         (671,838)        (416,097)
           Miscellaneous applications                                                 (2,935,028)              --       (2,428,441)
      Net decrease in policy loans                                                        30,495          272,395         (221,814)
                                                                                   -------------    -------------    -------------
                           Net cash used in investments                              (13,724,967)     (28,894,253)     (21,350,194)
                                                                                   -------------    -------------    -------------
Cash from financing and miscellaneous sources:
      Purchase of treasury stock                                                        (286,951)              --          192,112
      Sales of treasury stock                                                            305,140               --        1,883,775
      Deposits on deposit-type contracts                                                (631,436)       1,819,670       11,728,640
      Other cash provided                                                             (1,810,778)       3,426,370         (232,500)
      Dividends paid to stockholders                                                    (232,500)        (232,500)      (1,860,939)
      Withdrawals on deposit-type contracts without life contingencies                        --       (1,869,196)        (404,804)
                                                                                   -------------    -------------    -------------
                           Net cash provided by (used in) financing and
                             miscellaneous sources                                    (2,656,525)       3,144,344       11,306,284
                                                                                   -------------    -------------    -------------
                           Increase in cash and short-term investments                 8,396,867        1,857,496       (2,539,557)
Cash and short-term investments:
      Beginning of year                                                               20,649,021       18,791,525       21,331,082
                                                                                   -------------    -------------    -------------
      End of year                                                                  $  29,045,888       20,649,021       18,791,525
                                                                                   =============    =============    =============


See accompanying notes to statutory financial statements.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                        December 31, 2004, 2003 and 2002



(1)      ORGANIZATION

         Fidelity Security Life Insurance Company (the Company) is a stock life insurance company writing life, accident, and health and variable and fixed annuity contracts. The Company is domiciled in the state of Missouri and is licensed in the District of Columbia and all states except New York, where it is licensed as a reinsurer. The Company currently markets group annuities, group life, and group accident and health, including group medical and self-funding arrangements, primarily through independent brokers and third-party administrators who specialize in group coverage.

         The top geographic locations in the United States for premiums and deposits earned by the Company were California, Florida, Illinois, Texas, Pennsylvania, and Missouri for the years ended December 31, 2004, 2003 and 2002. No other jurisdiction accounted for more than 5% of statutory premiums and deposits for the Company.

(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         (a)      BASIS OF PRESENTATION

                  The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Missouri Department of Insurance. Prescribed statutory accounting practices are promulgated by the National Association of Insurance Commissioners (NAIC), as well as through state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices other than those so prescribed.

                  Accounting practices prescribed or permitted by the Missouri Department of Insurance comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). The more significant differences are as follows:

                  (a) Investments in bonds are recorded at amortized cost or fair values established and/or approved by the NAIC. GAAP requires investments, other than those in subsidiaries, to be classified as held to maturity, trading, or available-for-sale. Held-to-maturity securities are carried at amortized cost; trading securities are carried at fair value, with the changes in fair value included in the statement of income; and available-for-sale securities are carried at fair value, with the changes in fair value reflected as a separate component of surplus.

                  (b) Investments in common stocks are valued as prescribed by the Securities Valuation Office (SVO) of the NAIC; while, under GAAP, common stocks are reported at market value.

                  (c) Subsidiaries are included as common stock carried under the statutory equity method, with the changes in value of subsidiaries credited directly to the Company's surplus for statutory accounting. Income from subsidiaries is recognized in the statement of operations only to the extent of dividends received; while GAAP requires either consolidation or the equity or net income of subsidiaries to be credited to the statement.

                  (d) Certain assets designated as "nonadmitted assets" (principally prepaid guaranty association assessments) have been excluded from the statutory statements of admitted assets, liabilities, and capital and surplus by a charge to unassigned surplus; whereas, for GAAP, these assets are



                                       6                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                        December 31, 2004, 2003 and 2002


                           recognized in the balance sheets. As of December 31, 2004 and 2003, "nonadmitted assets" totaled $579,725 and $210,401, respectively.

                  (e) The asset valuation reserve (AVR) and interest maintenance reserve (IMR), which are contingency reserves for possible losses on investments, are recorded as liabilities through charges to surplus and net income, respectively. Gains and losses captured in the IMR are being amortized into income ratably from the date of the sale of the security to the original contractual maturity of the security sold. Under GAAP, there are no provisions for AVR and IMR.

                  (f) Assets and liabilities are recorded net of ceded reinsurance balances; whereas, for GAAP, amounts are recorded gross.

                  (g) Acquisition costs, such as commissions and other costs related to acquiring new business, are expensed as incurred; while, under GAAP, acquisition costs are capitalized and amortized to operations as the revenues are recognized.

                  (h) Changes in deferred income taxes are recorded directly to surplus as opposed to being an item of income tax benefit or expense for GAAP financial reporting purposes. Admittance testing may result in a charge to capital and surplus for nonadmitted portions of deferred tax assets. Under GAAP reporting, a valuation allowance may be recorded against the deferred tax asset and reflected as an expense for financial reporting purposes.

                  (i) Statutory policy reserves are based on statutory mortality and interest assumptions prescribed or permitted by statutes, without consideration of lapses or withdrawals. Under GAAP, statutory policy reserves for life insurance consider lapses and withdrawals. In addition, the effect, if any, on reserves due to a change in reserve on account of change in valuation basis is recorded directly to unassigned surplus rather than included in the determination of net gain from operations.

                  (j) Premium receipts and benefits on universal life-type contracts are recorded as revenue and expense for statutory purposes. Under GAAP, revenues on universal life-type contracts are comprised of contract charges and fees, which are recognized when assessed against the policyholder account balance. Additionally, under GAAP, premium receipts on universal life-type contracts arc considered deposits and are recorded as interest-bearing liabilities.

                  (k) Comprehensive income and its components are not presented in the statutory financial statements.

                  (l) The statement of cash flow differs in certain respects from the presentation required by Statement of Financial Accounting Standards (SFAS) No. 95, including the presentation of the changes in cash and short-term investments instead of cash and cash equivalents. Short-term investments include securities with original maturities of one year or less.



                                       7                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                        December 31, 2004, 2003 and 2002


         (b)      RISKS AND UNCERTAINTIES

                  Certain risks and uncertainties are inherent to the Company's day-to-day operations and to the process of preparing its statutory financial statements. The more significant of those risks and uncertainties, as well as the Company's method for mitigating the risks, are presented below and throughout the notes to the statutory financial statements.

                  o Statutory Financial Statements--The preparation of statutory financial statements in accordance with accounting practices prescribed or permitted by the Missouri Department of Insurance requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                  o Investments--The Company is exposed to risks that issuers of securities owned by the Company will default or that interest rates will change and cause a decrease in the value of its investments. With mortgage-backed securities, the Company is exposed to prepayment risk. As interest rates decline, the rate at which these securities pay down principal will generally increase. Management mitigates these risks by conservatively investing in high-grade securities and by matching maturities of its investments with the anticipated payouts of its liabilities.

                  o External Factors--The Company is highly regulated by the NAIC and the Missouri Department of Insurance. Such regulations, among other things, limit the amount of dividends and impose restrictions on the diversification, amount, and types of investments.

                  o Reinsurance--Reinsurance contracts do not relieve the Company from its obligations to reinsureds. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Management believes that any liability arising from this contingency would not be material to the Company's financial position.

         (c)      INVESTMENTS

                  Investments are valued on the basis prescribed by the Committee on Valuation of Securities of the NAIC. Investments are generally stated as follows:

                  o Investments in bonds with an NAIC rating designation of 1 through 5 are carried at amortized cost; whereas bonds with an NAIC rating of 6 are assigned specific year-end values by the NAIC and are written down to SVO assigned values by charging statutory surplus.

                  o Preferred stocks are stated at cost, or lower of cost or market if not in good standing, as prescribed by the SVO of the NAIC.

                  o Unaffiliated common stocks are stated at market, as prescribed by the SVO of the NAIC.



                                       8                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                        December 31, 2004, 2003 and 2002


                  o Common stocks of subsidiaries and affiliates in which the Company has an interest of 10% or more are carried on the statutory equity basis. The change in the stated value is recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus.

                  o Mortgage loans are carried at their aggregate unpaid balances. Investments in mortgage loans are deemed to be collectible until the Company is notified of an event of default; consequently, the Company does not record an allowance for uncollectible mortgage loans until notified of an event of default.

                  o Policy loans are carried at their aggregate unpaid balances and are collateralized by the cash surrender value of the policyholder's underlying life insurance policy.

                  o Short-term investments, securities with a maturity of one year or less at date of acquisition, are carried at cost, which approximates fair value.

                  o Other invested assets are carried at GAAP equity of $4,153,108 and $4,456,217 at December 31, 2004 and
                           2003, respectively.

                  Net realized gains and losses on securities transactions are determined on a specific identification basis and are included in the statutory statements of income, net of Federal income tax, subject to the provisions of the interest maintenance reserve.

                  Investment income is recognized as earned. Fixed maturity securities, excluding mortgage-backed securities, are amortized using the straight-line method for amortization of premiums and discounts. Amortized premiums and discounts are charged or credited to net investment income. Mortgage-backed securities are carried at amortized cost using the scientific method, including anticipated prepayments utilizing published data when applying interest income. In accounting for mortgage-backed securities and CMOs, the Company uses the retrospective method.

                  Other-than-temporary declines in the fair value of investments are charged to earnings when it is determined that the investor does not have the ability and intent to hold an investment until a forecasted recovery of fair value up to (or beyond) the cost of the investment, which in certain cases may mean until maturity, or it is probable that the investor will be unable to collect all amounts due according to the contractual terms of the debt security. Impairment indicators include, but are not limited to:

                  o A significant deterioration in the earnings performance, credit rating, asset quality, or business prospects of the investee

                  o A significant adverse change in the regulatory, economic, or technological environment of the investee

                  o A significant adverse change in the general market condition of either the geographic area or the industry in which the investee operates



                                       9                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                        December 31, 2004, 2003 and 2002


                  o A bona fide offer to purchase (whether solicited or unsolicited), an offer by the investee to sell, or a completed auction process for the same or similar security for an amount less than the cost of the investment

                  o Factors that raise significant concerns about the investee's ability to continue as a going concern, such as negative cash flows from operations, working capital deficiencies, or noncompliance with statutory capital requirements or debt covenants

         (d)      POLICY RESERVES

                  Statutory reserves for life insurance policies, other than single premium life insurance, have been computed primarily by the commissioners' reserve valuation method and net level premium reserve methods. These methods take into account statutory valuation mortality rates and valuation interest rates. Interest rates vary from 2.5% to 6.0%, depending on year of issue and type of insurance. Mortality is based principally on 1958 CSO, 1958 CET, 1960 CSG, 1980 CSO, and 1980 CET, also depending on issue year and type of insurance.

                  For single-premium life insurance policies, reserves have been computed by the universal life insurance reserve method and are based on 1980 CSO mortality with 4.0% interest.

                  Annuity reserves are calculated by the commissioners' annuity reserve valuation method. This takes into account valuation interest rates, future guaranteed interest rates, surrender charges available at various dates into the future, and all other policy-guaranteed provisions, including the guaranteed settlement option rates in the policy forms.

                  Supplementary contracts with life contingencies are based mainly on 1983 GAM.

         (e)      PREMIUMS AND RELATED COMMISSIONS

                  Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Expenses incurred in connection with acquiring new business, including acquisition costs such as sales commissions, are charged to operations as incurred.

         (f)      SEPARATE ACCOUNT

                  Separate account assets and liabilities generally represent funds maintained in accounts to meet specific investment objectives of contract holders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contract holders. The assets of the account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets and liabilities are carried at market value. Deposits are received and transferred to the separate account through the Company. Net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in the statements of income of the Company and are reflected directly in the separate account.



                                       10                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                        December 31, 2004, 2003 and 2002


         (g)      PREFERRED STOCK

                  The Company's board of directors declares and pays a cash dividend quarterly. The dividend is based on 7.75% of the par value of the preferred stock. Dividends of $232,500 were declared and paid during 2004, 2003 and 2002. There were no accrued and unpaid dividends related to the preferred stock at December 31, 2004 or 2003.

         (h)      FAIR VALUES OF FINANCIAL INSTRUMENTS

                  Fair values for bonds are based upon market quotations from the Valuation of Securities Manual of the SVO of the NAIC.

                  The fair value for the investment in common stock of an affiliate is determined by the current offering price of the closely held company, which price is determined by the board of directors based on prior year-end statutory equity.

                  The fair value for policy loans are estimated using discounted cash flow analyses using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of this calculation.

                  For the remaining instruments, management believes the carrying value approximates fair value due to the short maturity, terms, and fluctuations in market conditions of those instruments.

                  The estimates presented herein are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

         (i)      CONCENTRATIONS OF INVESTMENT ASSET CREDIT RISK

                  The amortized cost of bonds at December 31, 2004 and 2003, by NAIC rating classification, are shown below:


                                              2004                              2003
                                 ------------------------------    ------------------------------
                                   AMORTIZED                         AMORTIZED
                                     COST           PERCENT            COST            PERCENT
                                 -------------    -------------    -------------    -------------
Class 1--highest quality         $ 333,555,912             90.1%   $ 292,062,306             81.4%
Class 2--high quality               36,531,099              9.9%      49,861,858             13.9%
Class 3--medium quality                     --              0.0%      10,054,812              2.8%
Class 4--low quality                        --              0.0%       5,566,673              1.6%
Class 5--lower quality                      --              0.0%         765,629              0.2%
Class 6--in or near default                 --              0.0%         389,638              0.1%
                                 -------------    -------------    -------------    -------------
                                 $ 370,087,011            100.0%   $ 358,700,916            100.0%
                                 =============    =============    =============    =============


                  Bonds with ratings from AAA to BBB, as assigned by Standard and Poor's Corporation, are generally considered as investment-grade securities. Some securities issued by the United States Government or an agency thereof are not rated, but are considered to be investment grade. The



                                       11                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                        December 31, 2004, 2003 and 2002


                  NAIC regards United States treasuries and agencies and all A ratings as Class 1 (highest quality), BBB ratings as Class 2 (high quality), BB ratings as Class 3 (medium quality), B ratings as Class 4 (low quality), all C ratings as Class 5 (lower quality), and D ratings as Class 6 (in or near default).

(3)      INVESTMENTS

         The amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of investments in bonds at December 31, 2004 and 2003 are as follows:


                                                                 DECEMBER 31, 2004
                                           -------------------------------------------------------------
                                                               GROSS          GROSS          ESTIMATED
                                             AMORTIZED       UNREALIZED     UNREALIZED         FAIR
                                               COST            GAINS          LOSSES           VALUE
                                           -------------   -------------   -------------   -------------
Bonds:
         U.S. Treasury securities
            and obligations of
            U.S. Government
            corporations and agencies      $ 110,274,987       1,322,182          66,788     111,530,381
         Corporate securities                 70,796,713       5,197,085         280,371      75,713,427
         Mortgage-backed securities          189,015,311              --              --     189,015,311
                                           -------------   -------------   -------------   -------------
                     Total                 $ 370,087,011       6,519,267         347,159     376,259,119
                                           =============   =============   =============   =============

Common stocks:
         Banks, trusts, and insurance
            companies                      $     134,678          57,288                         191,966
         Industrial and miscellaneous            329,527          30,175          17,521         342,181
                                           -------------   -------------   -------------   -------------
                     Total                 $     464,205          87,463          17,521         534,147
                                           =============   =============   =============   =============




                                       12                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                        December 31, 2004, 2003 and 2002


                                                                    DECEMBER 31, 2003
                                            -----------------------------------------------------------------
                                                                 GROSS            GROSS           ESTIMATED
                                              AMORTIZED        UNREALIZED       UNREALIZED          FAIR
                                                 COST            GAINS           LOSSES             VALUE
                                            --------------   --------------   --------------   --------------
Bonds:
         U.S. Treasury securities
            and obligations of
            U.S. Government
            corporations and agencies       $   52,995,014          674,058            5,540       53,663,532
         Corporate securities                  103,412,614        8,772,686        1,666,862      110,518,438
         Mortgage-backed securities            202,293,288               --               --      202,293,288
                                            --------------   --------------   --------------   --------------
                     Total                  $  358,700,916        9,446,744        1,672,402      366,475,258
                                            ==============   ==============   ==============   ==============
Preferred stocks:
         Industrial and miscellaneous       $      250,000               --          218,500           31,500
                                            ==============   ==============   ==============   ==============
Common stocks:
         Banks, trusts, and insurance
            companies                       $      134,676           26,390               --          161,066
         Industrial and miscellaneous            1,220,775           28,074          359,668          889,181
                                            ==============   ==============   ==============   ==============


         The amortized cost and estimated fair value of bonds at December 31, 2004, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                             ESTIMATED
                                             AMORTIZED         FAIR
                                               COST            VALUE
                                           -------------   -------------
1 year or less                             $  14,750,372      15,081,880
After 1 year through 5 years                  46,425,904      47,689,171
After 5 years through 10 years                55,907,791      59,840,949
After 10 years                                63,987,633      64,631,809
                                           -------------   -------------
                                             181,071,700     187,243,809
Mortgage-backed securities                   189,015,311     189,015,311
                                           -------------   -------------
                                           $ 370,087,011     376,259,120
                                           =============   =============



                                       13                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                        December 31, 2004, 2003 and 2002


         The following table presents the estimated fair value and gross unrealized losses on investment securities, aggregated by investment category and length of time that individual investment securities have been in a continuous unrealized loss position, at December 31, 2004.



                                                         LESS THAN 12 MONTHS               12 MONTHS OR MORE
                                                     -----------------------------   -----------------------------
                                                                        GROSS                           GROSS
                                                      ESTIMATED       UNREALIZED      ESTIMATED       UNREALIZED
                                                      FAIR VALUE        LOSSES        FAIR VALUE        LOSSES
                                                     -------------   -------------   -------------   -------------
Bonds:
         U.S. Treasury securities and
            obligations of U.S. Government
            corporations and agencies                $   5,115,330           1,176       5,783,506          65,612
         Corporate securities                           10,505,664         230,596       1,041,860          49,775
         Mortgage-backed securities                             --              --              --              --
Common stocks:
         Industrial and miscellaneous                       98,461           4,487          86,966          13,034
                                                     -------------   -------------   -------------   -------------
                    Total                            $  15,719,455         236,259       6,912,332         128,421
                                                     =============   =============   =============   =============


         At December 31, 2004 and 2003, bonds having an amortized value of $3,750,559 and $3,699,734, respectively, were on deposit with state insurance departments in accordance with statutory reserve deposit requirements.

         The Company's sales proceeds and realized gains and losses on securities are summarized as follows:



                                                         2004              2003             2002
                                                     -------------    -------------    -------------
Sales proceeds on fixed maturity securities          $ 158,421,297      156,293,393       87,915,524
                                                     =============    =============    =============
Fixed maturities:
         Gross gains                                 $   3,506,281        3,304,179        1,062,775
         Gross losses                                   (1,799,608)      (2,529,521)      (1,362,964)
Equity securities:
         Gross gains                                            --               --               --
         Gross losses                                     (571,921)        (298,678)        (278,229)
Other invested assets:
         Gross gains                                            --          432,218          416,097
         Gross losses                                     (303,109)              --               --
                                                     -------------    -------------    -------------
                                                           831,643          908,198         (162,321)
Adjustment for:
         Amount deferred for the IMR                    (2,018,631)      (1,991,303)        (619,569)
         Income taxes                                     (144,336)              --          408,190
                                                     -------------    -------------    -------------
                     Net realized capital losses     $  (1,331,324)      (1,083,105)        (373,700)
                                                     =============    =============    =============

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                        December 31, 2004, 2003 and 2002


         Revenues in the accompanying statutory statements of operations for the years ended December 31, 2004, 2003 and 2002 include net investment income from the following sources:



                                                         2004             2003              2002
                                                     -------------    -------------    -------------
U.S. Government bonds                                $   7,864,414        4,609,683        3,084,104
Other bonds                                             11,081,066       14,713,805       18,719,637
Common stocks                                              105,489           22,049           36,835
Mortgage loans                                             498,250          363,150               --
Premium notes, policy loans, and liens                     100,665          172,114          200,364
Cash and short-term investments                            236,570          273,060          537,597
Deposits with brokers                                           --               --              185
Other                                                      280,712          323,234          558,079
                                                     -------------    -------------    -------------
                     Gross investment income            20,167,166       20,477,095       23,136,801
Investment expenses                                       (336,722)        (411,237)        (386,198)
                                                     -------------    -------------    -------------
                     Net investment income           $  19,830,444       20,065,858       22,750,603
                                                     =============    =============    =============

         Investments at adjusted cost with NAIC rating designation 6 totaled $389,638 as of December 31, 2003. In accordance with the NAIC's statutory accounting practices, these investments are reported at fair value as determined by the SVO, with the unrealized loss recorded in unassigned surplus net of deferred income taxes. The fair market values for these investments totaled $389,638 as of December 31, 2003. Unrealized loss on these investments before the effect of deferred income taxes was $549,312 as of December 31, 2003. The deferred income taxes on unrealized loss were $186,766 as of December 31, 2003. The Company had no investments with a NAIC rating designation 6 as of December 31, 2004.

         During 2003 and 2002, the Company recognized a realized loss of $65,512 and $486,801, respectively, on several bonds held by the Company where it was determined that these securities had suffered an other-than-temporary decline in value. No such losses were recognized during 2004.

(4)      FEDERAL INCOME TAXES

         The net deferred tax asset at December 31 and the change from the prior year are comprised of the following components:


                                                         2004             2003            CHANGE
                                                     -------------    -------------    -------------
Total gross deferred tax assets                      $   1,532,673        1,845,605         (312,932)
Total deferred tax liabilities                            (361,315)        (280,120)         (81,195)
                                                     -------------    -------------    -------------
                     Net deferred tax asset              1,171,358        1,565,485         (394,127)
Deferred tax asset nonadmitted in
         accordance with SSAP No. 10                      (533,626)        (934,231)         400,605
                                                     -------------    -------------    -------------
                     Admitted deferred tax asset     $     637,732          631,254            6,478
                                                     =============    =============    =============

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                        December 31, 2004, 2003 and 2002


         The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following components:



                                                         2004            2003            CHANGE
                                                     -------------   -------------   -------------
Net deferred tax asset                               $   1,171,358       1,565,485        (394,127)
Less:
         Tax effect of unrealized gains and losses              --         178,059        (178,059)
         Recognized loss on
            other-than-temporary impairments                    --         189,765        (189,765)
                                                     -------------   -------------   -------------
                     Net tax effect without
                        unrealized losses and
                        impairments                  $   1,171,358       1,197,661         (26,303)
                                                     =============   =============   =============

         Deferred income tax assets and liabilities consist of the following major components:



                                                               2004              2003              CHANGE
                                                          --------------    --------------    --------------
Deferred tax assets:
         Reserve discounting                              $      707,366           746,672           (39,306)
         Unearned premium reserve                                160,938           153,671             7,267
         Recognized loss on impairments                               --           189,765          (189,765)
         Unrealized losses on investments                             --           178,059          (178,059)
         Deferred acquisition costs                              656,640           567,218            89,422
         Other                                                     7,729            10,220            (2,491)
                                                          --------------    --------------    --------------
                     Total deferred tax assets                 1,532,673         1,845,605          (312,932)
         Nonadmitted deferred tax assets                        (533,626)         (934,231)          400,605
                                                          --------------    --------------    --------------
                                                                 999,047           911,374            87,673
                                                          --------------    --------------    --------------
Deferred tax liabilities:
         Unrealized gains on investments                         (65,049)               --           (65,049)
         Book over tax basis on investments                     (296,266)         (280,120)          (16,146)
                                                          --------------    --------------    --------------
                     Net change in admitted
                        deferred tax liability                  (361,315)         (280,120)          (81,195)
                                                          --------------    --------------    --------------
                     Net admitted deferred tax asset      $      637,732           631,254             6,478
                                                          ==============    ==============    ==============

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                        December 31, 2004, 2003 and 2002


         The Company's income tax incurred and change in deferred income tax differ from the amounts obtained by applying the Federal statutory rate of 34% to income before income taxes as follows:



                                                                 2004              2003              2002
                                                             -------------     -------------     -------------
Current income taxes incurred                                $   2,172,559         1,169,709           328,747
Tax credits                                                             --          (118,667)               --
Federal tax on net capital gains and losses                        144,336                --          (408,190)
Change in deferred income taxes                                    394,127             7,441           122,859
                                                             -------------     -------------     -------------
                     Total income tax reported               $   2,711,022         1,058,483            43,416
                                                             =============     =============     =============
Income before taxes                                          $   8,480,299         5,135,628         3,285,907
Federal statutory rate                                                  34%               34%               34%
                                                             -------------     -------------     -------------
                     Expected income tax expense
                        at 34% statutory rate                    2,883,300         1,746,114         1,117,208
Increase (decrease) in actual tax reported resulting from:
            Capital gains                                          144,336                --          (408,190)
            Amortization of IMR                                   (314,544)         (280,150)         (198,083)
            Small-company deduction                               (358,213)         (509,002)         (423,643)
            Change in unrealized loss and
               impairment on assets                                367,824            98,899                --
            Other                                                  (11,681)            2,622           (43,876)
                                                             -------------     -------------     -------------
                     Total statutory income taxes            $   2,711,022         1,058,483            43,416
                                                             =============     =============     =============


         As of December 31, 2004 and 2003, the Company did not accrue a deferred tax liability relating to its "policyholders' surplus account." The amount of the policyholders' surplus account is approximately $3,736,000 in both 2004 and 2003. This is a special memorandum account into which certain amounts not previously taxed under prior tax laws were accumulated. No new additions will be made to this account. Federal income taxes would become payable on all or a portion of this amount at the current tax rate (a) when and if distributions to the stockholder, other than stock dividends and other limited exceptions, are made in excess of the accumulated previously taxed income; (b) if the Company ceases to be a life insurance company, as defined by the Internal Revenue Code, and such termination is not due to another life insurance company acquiring its assets in a nontaxable transaction; or
         (c) if the policyholders' surplus account exceeds certain premium or reserve levels. The Company does not anticipate any transactions that would cause any part of this amount to become taxable. However, should the balance at December 31, 2004 become taxable, the Federal income tax liability at current rates would be approximately $1,270,240.



                                       17                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                        December 31, 2004, 2003 and 2002


         The Company has a loss carryback of approximately $15,215,000. The income available for offset, which will expire, is as follows:



Year ended December 31:
      2005                                        $          2,077,000
      2006                                                   4,501,000
      2007                                                   8,637,000


         The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future losses:



2004                                                 $         2,325,000
2003                                                             814,000
2002                                                             354,000

(5)      PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

         Deferred and uncollected life insurance premiums and annuity considerations are as follows:



                                      DECEMBER 31, 2004                DECEMBER 31, 2003
                                 ------------------------------  -----------------------------
                                                    NET OF                           NET OF
                   TYPE             GROSS          LOADING           GROSS          LOADING
------------------------------   -------------   -------------   -------------   -------------
Ordinary new business            $     220,622          93,617         132,583          67,859
Ordinary renewal                       727,496         535,796         736,879         531,326
Credit life                                308             202              37              27
Group life                           1,706,109       1,294,816       1,295,082         972,382
                                 -------------   -------------   -------------   -------------
                     Totals      $   2,654,535       1,924,431       2,164,581       1,571,594
                                 =============   =============   =============   =============

(6)      RELATED PARTY TRANSACTIONS

         The Company pays a majority of expenses on a direct basis to third-party vendors. Related parties provide the Company with certain administrative and marketing services on a direct cost reimbursement basis. Expenses incurred by the Company in 2004, 2003 and 2002 related to those services were $10,923,611, $10,543,155 and $10,848,537, respectively. In addition, commission and policy administration expenses paid by the Company in 2004, 2003 and 2002 related to policies serviced by related parties were $1,802,349, $2,464,465 and $3,587,861, respectively.

         The Company had net receivables from related parties of $383,323 and a net payable due to related parties of $19,158 at December 31, 2004 and 2003, respectively.

         Certain related parties to the Company are third-party administrators through which the Company writes premiums. For the years ended December 31, 2004, 2003 and 2002, related parties, acting as third-party administrators, have written premiums of $20,211,744, $18,264,924 and $18,405,093, respectively, for the Company.



                                       18                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                        December 31, 2004, 2003 and 2002


         The Company has ceded $2,303,386, $2,416,314 and $2,532,647 of life insurance in force at December 31, 2004, 2003 and 2002, respectively, to an insurance company owned by the president of the Company. American Service Life Insurance Company (ASLIC) received $563,044, $549,608 and $66,031 of ceded premium from the Company for the years ended December 31, 2004, 2003 and 2002, respectively.

         During the year 2004, the Company loaned funds under promissory notes to an affiliate, Forrest T. Jones & Company, Inc., at various times and for varying amounts, never in excess of $.5 million. All notes were repaid with interest at the then-current prime rate.

         During the year 2002, the Company loaned funds under promissory notes to an affiliate, Forrest T. Jones & Company, Inc., at various times and for varying amounts, never in excess of $3 million. All notes were repaid with interest at the then-current prime rate. On December 31, 2002, the Company issued an adjustable rate mortgage loan to Forrest T. Jones & Company, Inc. in the amount of $3,600,000 at a current rate of 6.48%. The note is secured by a first lien as evidenced by a deed of trust on the building and property located at 3130 Broadway, Kansas City, MO.

         The Company had a liability of $29,569 at December 31, 2004 and $16,197 at December 31, 2003 to American Service Life Insurance Company for reinsurance transactions. The Company had a receivable of $412,892 for the year ended December 31, 2004 and a payable of $2,961 for year ended December 31, 2003 for balances due under an agency relationship with Forrest T. Jones & Company, Inc.

         Other invested assets at December 31, 2004 and 2003 of $4,153,108 and $4,456,217, respectively, consist primarily of an investment in a limited partnership, the general partner of which is the president of the Company. The limited partnership is engaged in the speculative trading of commodity futures, option contracts, and other commodity interests, including forward contracts in foreign currencies.

(7)      REINSURANCE CEDED AND ASSUMED WITH OTHER INSURANCE COMPANIES

         In the ordinary course of business, the Company assumes business from and cedes business to a number of unrelated insurers under a variety of contracts. The existence of ceded reinsurance constitutes a means by which the Company has underwritten a portion of its business. This underwriting activity subjects the Company to certain risks. To the extent that reinsurers who are underwriting the Company's business become unable to meet their contractual obligations, the Company retains the primary obligation to its direct policyholders because the existence of this reinsurance does not discharge the Company from its obligation to its policyholders.

         The Company generally strives to diversify its credit risks related to reinsurance ceded. The Company has policies and procedures to approve reinsurers prior to entering into an agreement and also to monitor financial stability on a continuous basis. As of December 31, 2004 and 2003, the Company had no overdue reinsurance balances.

         The maximum amount of insurance the Company retains on any one life is $150,000.

         The Company follows a policy of reinsuring portions of ordinary life and accidental death coverages, as well as certain accident and health risks. The Company recorded a reinsurance recoverable of $1,880,159 and $5,135,090 as of December 31, 2004 and 2003, respectively, which are included in due from other companies on the statements of admitted assets, liabilities, and capital and surplus. The Company was also



                                       19                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                        December 31, 2004, 2003 and 2002

         liable to reinsurers for the amounts of $1,803,192 and $1,947,075 as of December 31, 2004 and 2003, respectively. Such liabilities are recorded in due to other companies on the statements of admitted assets, liabilities, and capital and surplus.

         A summary of reinsurance for each of the years in the two-year period ended December 31, 2004 follows:

                                                                 ASSUMED         CEDED
                                               DIRECT          FROM OTHER       TO OTHER             NET
                 DESCRIPTION                   AMOUNT          COMPANIES       COMPANIES           AMOUNT
----------------------------------------   --------------   --------------   --------------    --------------
2004:
         Life insurance in force (000's)   $    2,730,523          803,995       (1,477,977)        2,056,541
         Premiums:
            Life, annuity, and
               supplemental contracts          40,852,324       20,354,613      (10,667,296)       50,539,641
            Accident and health               260,092,898            7,382     (157,164,653)      102,935,627
         Policy benefits:
            Life, annuity, and
               supplemental contracts          36,554,989        1,432,978       (2,411,946)       35,576,021
            Accident and health               158,604,111           34,089      (95,984,420)       62,653,780
2003:
         Life insurance in force (000's)   $    3,096,005          840,834       (1,618,337)        2,318,502
         Premiums:
            Life, annuity, and
               supplemental contracts          34,804,716        6,533,739      (12,333,366)       29,005,089
            Accident and health               242,839,020           10,495     (159,424,571)       83,424,944
         Policy benefits:
            Life, annuity, and
               supplemental contracts          29,158,594        2,136,414       (3,502,572)       27,792,436
            Accident and health               159,383,262         (365,804)    (105,073,586)       53,943,872
2002:
         Life insurance in force (000's)   $    3,315,195          797,248       (2,259,145)        1,853,298
         Premiums:
            Life, annuity, and
               supplemental contracts          38,710,725        2,315,476       (8,500,123)       32,526,078
            Accident and health               215,428,669            2,551     (135,720,067)       79,711,153
         Policy benefits:
            Life, annuity, and
               supplemental contracts          30,542,552        1,759,378       (3,092,924)       29,209,006
            Accident and health               147,419,936         (397,398)    (108,727,592)       38,294,946


         Future policy and claim reserves are stated after reduction of applicable reinsurance reserves, which aggregated approximately $16,227,418 in 2004 and $18,589,356 in 2003 on life business and
         $44,879,728 in 2004 and $40,221,447 in 2003 on accident and health business. Reinsurance contracts do not relieve the Company from its obligations to reinsurers. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Based on high ratings of its reinsurers, management believes that any liability arising from this contingency would not be material to the Company's statutory financial statements.



                                       20                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                        December 31, 2004, 2003 and 2002


         The following table provides a summary of the significant reinsurance balances recoverable on paid and unpaid losses by reinsurer, along with the A&M Best credit rating:



                                                                        RECOVERABLE            RECOVERABLE
                                                      CREDIT              ON PAID               ON UNPAID
                       REINSURER                     RATING               LOSSES                  LOSSES
------------------------------------------   --------------------   --------------------   --------------------
American Trust Insurance Company Ltd.                          NR   $                 --              3,581,875

Employers Life Insurance Corporation                           NR                     --              3,500,891

General Re Life Corporation                                    A+                     --              2,901,528

Transatlantic Reinsurance Company                              A+                     --              2,835,016

Everest Reinsurance Company                                    A+                     --              2,758,114

Standard Security Life Insurance Co. of NY                      A                     --              1,595,058

Hannover Life Reassurance Co. of America                        A                     --              1,375,344

Swiss Re Life & Health America                                 A+                     --              1,253,085

Arch Insurance Company                                         A-                     --                435,777

Centre Insurance Company                                       NR                     --                350,651



                                       21                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                        December 31, 2004, 2003 and 2002

(8)      DIRECT WRITTEN PREMIUMS

         Individual managing general agents (MGA) and third-party administrators
         (TPA) in which direct premiums written exceed 5% of total surplus at December 31 are as follows:


                                                             2004
-----------------------------------------------------------------------------------------------------------------------------------
                 NAME AND ADDRESS OF                                                                               TOTAL DIRECT
                  MANAGING GENERAL                                              TYPES OF           TYPES OF          PREMIUMS
                   AGENT OR THIRD-             FEIN          EXCLUSIVE          BUSINESS          AUTHORITY          WRITTEN/
                 PARTY ADMINISTRATOR          NUMBER          CONTRACT           WRITTEN           GRANTED         PRODUCED BY
----------------------------------------   --------------  ---------------  ------------------  --------------  -------------------
American Trust Administrators, Inc.         48-1066164           NO         Group Life          UPCCAB          $          375,652
7101 College Blvd #1200                                                     Group A&H           UPCCAB                  16,572,651
Overland Park, KS 66210                                                     (Excess loss)
                                                                            Individual A&H      PCCAB                      402,800
-----------------------------------------------------------------------------------------------------------------------------------
Arbor Benefit Group L.P.                    06-1587616            NO        Group A&H           UPCCAB                   7,028,621
281 Farmington Avenue                                                       (Excess loss)
Farmington, CT  06032
-----------------------------------------------------------------------------------------------------------------------------------
Avesis, Third Party Administrators, Inc.    86-0349350           NO         Group A&H           UPCCAB                  14,521,580
10324 South Dolfield Road
Owings Mills, MD 21117
-----------------------------------------------------------------------------------------------------------------------------------
Bardon Insurance Group, Inc.                86-0898452           NO         Group A&H           UPCCAB                  12,579,066
8326 E. Hartford Drive, Suite 100                                           (Excess loss)
Scottsdale, AZ  85255-5466
-----------------------------------------------------------------------------------------------------------------------------------
East Coast Underwriters                     26-0067491           NO         Group Life          UPB                         27,526
961 E. Main Street                                                          Group A&H           UPCCAB                  15,610,740
Spartanburg, SC 29302                                                       (Excess loss)
-----------------------------------------------------------------------------------------------------------------------------------
Excess Benefits, Inc.                       58-1897502           NO         Group A&H           UPCCCAB                  4,293,454
1566 Thompson Bridge Road                                                   (Excess loss)
Gainsville, GA  30501
-----------------------------------------------------------------------------------------------------------------------------------
Special Insurance Services, Inc.            75-2195089           NO         Group Life          UPB                          1,408
6509 Windcrest Drive Suite 200                                              Group A&H           UPCCAB                  11,961,291
Plano, TX 75024
-----------------------------------------------------------------------------------------------------------------------------------
American Insurance Administrators, Inc.     31-1258935           NO         Group A&H           UPB                      6,390,918
3070 Riverside Drive                                                        Individual A&H      UPB                        235,954
Columbus, OH 43221
-----------------------------------------------------------------------------------------------------------------------------------
Insurers Administrative Corp.               86-0344191           NO         GroupLife           UPCCAB                     793,535
2101 West Peoria Ave.                                                       Group A&H           UPCCAB                  27,092,796
Suite 100
Phoenix, AZ 85029-4928
-----------------------------------------------------------------------------------------------------------------------------------
Interstate Specialty Marketing, Inc.        33-0177357           NO         Group Life          P                        4,946,847
17722 Irvine Blvd.                                                          Group A&H           UPB                          2,385
Tustin, CA 92780                                                            Individual Life     P                        1,859,803
                                                                            Group Annuity       P                        2,848,109
                                                                            Individual Annuity  P                        1,020,089
-----------------------------------------------------------------------------------------------------------------------------------
Forrest T. Jones & Company, Inc.            43-1451185           NO         Group Life          UPB                      1,307,529
3130 Broadway                                                               Group A&H           UPB                        602,935
Kansas City, MO 64111                                                       Individual Life     UPB                        231,996
                                                                            Individual A&H      UPB                          9,188
                                                                            Individual Annuity  P                          570,128
                                                                            Group Annuity       P                            2,592
-----------------------------------------------------------------------------------------------------------------------------------
Forrest T. Jones Consulting Company         43-1292250           NO         Group Life          UPB                      2,645,299
3130 Broadway                                                               Group Annuity       P                        5,478,838
Kansas City, MO 64111                                                       Group A&H           UPB                      8,402,265
                                                                            Individual Life     UPB                         50,930
                                                                            Individual Annuity  P                          910,044
-----------------------------------------------------------------------------------------------------------------------------------
               Total                                                                                                   148,776,969
Premiums from individual TPAs and MGAs that are less than 5% of total surplus                                           16,560,039
                                                                                                                -------------------
               Total                                                                                            $      165,337,008
                                                                                                                ===================



C--Claims Payment; CA--Claims Adjustment; R--Reinsurance Ceding; B--Binding Authority; P--Premium Collection; U--Underwriting

                                       22                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                        December 31, 2004, 2003 and 2002

                                                           2003
------------------------------------------------------------------------------------------------------------------------------------
                 NAME AND ADDRESS OF                                                                                TOTAL DIRECT
                   MANAGING GENERAL                                                TYPES OF           TYPES OF        PREMIUMS
                   AGENT OR THIRD-                FEIN          EXCLUSIVE          BUSINESS          AUTHORITY        WRITTEN/
                 PARTY ADMINISTRATOR             NUMBER         CONTRACT            WRITTEN           GRANTED       PRODUCED BY
-------------------------------------------  ---------------  --------------   ------------------  ------------  -------------------
Assist Insurance Services, Inc.                88-0426796          NO          Group A&H           UPCCAB        $        5,469,301
1575 Delucchi Lane                                                             (Excess loss)
Reno, NV  89502
------------------------------------------------------------------------------------------------------------------------------------
Allied National, Inc.                          43-1625757          NO          Group A&H           UPCCAB                 2,963,752
911 Broadway
Kansas City, MO 64105
------------------------------------------------------------------------------------------------------------------------------------
American Trust Administrators, Inc.            48-1066164          NO          Group Life          UPB                      442,319
7101 College Blvd #1200                                                        Group A&H           UPCCAB                16,511,963
Overland Park, KS 66210                                                        (Excess loss)
                                                                               Individual A&H      PCCAB                  1,134,771
------------------------------------------------------------------------------------------------------------------------------------
Arbor Benefit Group L.P.                       06-1587616          NO          Group A&H           UPCCAB                 2,726,718
281 Farmington Avenue                                                          (Excess loss)
Farmington, CT  06032
------------------------------------------------------------------------------------------------------------------------------------
Avesis, Third Party Administrators, Inc.       86-0349350          NO          Group A&H           UPCCAB                11,772,092
10324 South Dolfield Road
Owings Mills, MD 21117
------------------------------------------------------------------------------------------------------------------------------------
Bardon Insurance Group, Inc.                   86-0898452          NO          Group A&H           UPCCAB                 8,379,530
8326 E. Hartford Drive, Suite 100                                              (Excess loss)
Scottsdale, AZ  85255-5466
------------------------------------------------------------------------------------------------------------------------------------
East Coast Underwriters                        26-0067491          NO          Group Life          UPB                       32,752
961 E. Main Street                                                             Group A&H           UPCCAB                12,719,966
Spartanburg, SC 29302                                                          (Excess loss)
------------------------------------------------------------------------------------------------------------------------------------
Excess Benefits, Inc.                          58-1897502          NO          Group A&H           UPCCCAB                4,322,986
1566 Thompson Bridge Road                                                      (Excess loss)
Gainsville, GA  30501
------------------------------------------------------------------------------------------------------------------------------------
Special Insurance Services, Inc.               75-2195089          NO          Group Life          UPB                        1,431
6509 Windcrest Drive Suite 200                                                 Group A&H           UPCCAB                10,745,963
Plano, TX 75024
------------------------------------------------------------------------------------------------------------------------------------
Voorhees Risk Management Inc.                  22-3669968          NO          Group A&H           UPCCAB                12,859,484
d/b/a Marlton Risk Group                                                       (Excess loss)
Main Street Promenade, Suite 1100
Voorhees, NJ 08043
------------------------------------------------------------------------------------------------------------------------------------
American Insurance Administrators, Inc.        31-1258935          NO          Group A&H           UPB                    7,445,381
3070 Riverside Drive                                                           Individual A&H      UPB                      240,839
Columbus, OH 43221
------------------------------------------------------------------------------------------------------------------------------------
Corporate Benefits Service, Inc.               56-1167792          NO          Group A&H           PCCA                   2,079,000
145 Scaleybark Road
Charlotte, NC  28209
------------------------------------------------------------------------------------------------------------------------------------
Insurers Administrative Corp.                  86-0344191          NO          GroupLife           UPCCAB                   802,307
2101 West Peoria Ave.                                                          Group A&H           UPCCAB                30,241,721
Suite 100
Phoenix, AZ 85029-4928
------------------------------------------------------------------------------------------------------------------------------------
Interstate Specialty Marketing, Inc.           33-0177357          NO          Group Life          P                      5,435,295
17722 Irvine Blvd.                                                             Group A&H           UPB                        8,968
Tustin, CA 92780                                                               Individual Life     P                      1,940,309
                                                                               Group Annuity       P                      2,804,569
                                                                               Individual Annuity  P                        894,102
------------------------------------------------------------------------------------------------------------------------------------
Forrest T. Jones & Company, Inc.               43-1451185          NO          Group Life          UPB                    1,397,163
3130 Broadway                                                                  Group A&H           UPB                      744,349
Kansas City, MO 64111                                                          Individual Life     UPB                      257,266
                                                                               Individual A&H      UPB                       16,579
                                                                               Individual Annuity  P                        684,517
------------------------------------------------------------------------------------------------------------------------------------
Forrest T. Jones Consulting Company            43-1292250          NO          Group Life          UPB                      808,409
3130 Broadway                                                                  Group Annuity       P                      5,853,925
Kansas City, MO 64111                                                          Group A&H           UPB                    7,624,301
                                                                               Individual Life     UPB                       28,143
                                                                               Individual Annuity  P                        850,272
------------------------------------------------------------------------------------------------------------------------------------
Grouplink, Inc.                                35-1640589          NO          Group A&H           PCCAB                  3,733,528
6612 E. 75th Street Suite 200
Indianapolis, IN  46250
------------------------------------------------------------------------------------------------------------------------------------
Northwind, LLC                                 23-3081650          NO          Group A&H           UPB                    5,071,198
1595 Paoli Pike, Suite 103
Westchester, PA  19380
------------------------------------------------------------------------------------------------------------------------------------
Pacific Educators, Inc.                        95-2706278          NO          Group Life          P                        153,628
2808 E. Katella Avenue                                                         Group A&H           UPB                      988,965
Suite 101                                                                      Individual Life     P                        419,434
Orange, CA 92867-5299                                                          Individual A&H      UPB                      678,710
------------------------------------------------------------------------------------------------------------------------------------
               Total                                                                                                    171,285,906
Premiums from individual TPAs and MGAs that are less than 5% of total surplus                                            10,560,202
                                                                                                                 -------------------
               Total                                                                                             $       181,846,108
                                                                                                                 ===================

C--Claims Payment; CA--Claims Adjustment; R--Reinsurance Ceding; B--Binding Authority; P--Premium Collection; U--Underwriting
                                       23

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                        December 31, 2004, 2003 and 2002

                                                         2002
----------------------------------------------------------------------------------------------------------------------------------
                 NAME AND ADDRESS OF                                                                              TOTAL DIRECT
                  MANAGING GENERAL                                               TYPES OF           TYPES OF        PREMIUMS
                   AGENT OR THIRD-              FEIN          EXCLUSIVE          BUSINESS          AUTHORITY        WRITTEN/
                 PARTY ADMINISTRATOR           NUMBER          CONTRACT           WRITTEN           GRANTED       PRODUCED BY
-----------------------------------------   --------------  ---------------  ------------------  ------------  -------------------
A.G.I.A. Inc.                                95-2409500           NO         Group Life          UPB           $          644,166
1155 Eugenia Place                                                           Group A&H           UPCCAB                 2,831,653
Carpinteria, CA 93013-2062
----------------------------------------------------------------------------------------------------------------------------------
Alliance Benefit Management                  31-1413132           NO         Group Life          P                         49,047
225 Green Meadows Dr. South                                                  Group A&H           PCCA                  10,955,839
Westerville, OH 43081                                                        (Excess loss)
----------------------------------------------------------------------------------------------------------------------------------
Allied National, Inc.                        43-1625757           NO         Group A&H           UPCCAB                 4,032,332
911 Broadway
Kansas City, MO 64105
----------------------------------------------------------------------------------------------------------------------------------
American Trust Administrators, Inc.          48-1066164           NO         Group Life          UPB                      613,634
7101 College Blvd #1200                                                      Group A&H           UPCCAB                19,453,173
Overland Park, KS 66210                                                      (Excess loss)
                                                                             Individual A&H      PCCAB                  1,091,458
----------------------------------------------------------------------------------------------------------------------------------
Avesis, Inc.                                 86-0349350           NO         Group A&H           UPCCAB                 6,666,584
10324 South Dolfield Road
Owings Mills, MD 21117
----------------------------------------------------------------------------------------------------------------------------------
East Coast Underwriters                      57-1114583           NO         Group Life          UPB                       13,023
333 S. Pine Street                                                           Group A&H           UPCCAB                 5,245,032
Spartanburg, SC 29302                                                        (Excess loss)
----------------------------------------------------------------------------------------------------------------------------------
Special Insurance Services, Inc.             75-2195089           NO         Group A&H           UPCCAB                 7,550,995
6509 Windcrest Drive Suite 200
Plano, TX 75024
----------------------------------------------------------------------------------------------------------------------------------
American Insurance Administrators, Inc.      31-1258935           NO         Group Life          UPB
3070 Riverside Drive                                                         Group A&H           UPB                    6,776,535
Columbus, OH 43221                                                           Individual A&H      UPB                      224,800
----------------------------------------------------------------------------------------------------------------------------------
Insurers Administrative Corp.                86-0344191           NO         GroupLife           UPCCAB                 1,054,548
2101 West Peoria Ave.                                                        Group A&H           UPCCAB                45,262,394
Suite 100
Phoenix, AZ 85029-4928
----------------------------------------------------------------------------------------------------------------------------------
Interstate Specialty Marketing, Inc.         33-0177357           NO         Group Life          P                      7,041,237
17712 Irvine Blvd.                                                           Group A&H           UPB                          718
Tustin, CA 92780                                                             Individual Life     P                      2,330,361
                                                                             Group Annuity       P                      2,308,865
                                                                             Individual Annuity  P                      1,247,768
----------------------------------------------------------------------------------------------------------------------------------
Forrest T. Jones & Company, Inc.             43-1451185           NO         Group Life          UPB                    1,468,536
3130 Broadway                                                                Group A&H           UPB                      867,547
Kansas City, MO 64111                                                        Individual Life     UPB                      288,658
                                                                             Individual A&H      UPB                       25,904
                                                                             Individual Annuity  P                        758,729
----------------------------------------------------------------------------------------------------------------------------------
Forrest T. Jones Consulting Company          43-1292250           NO         Group Life          UPB                      774,834
3130 Broadway                                                                Group Annuity       P                      6,009,584
Kansas City, MO 64111                                                        Group A&H           UPB                    7,927,271
                                                                             Individual Life     UPB                       30,273
                                                                             Individual Annuity  P                        253,757
----------------------------------------------------------------------------------------------------------------------------------
Northwind, LLC                               23-3081650           NO         Group A&H           UPB                    6,464,449
961 Potts touch Pike
Chester Springs, PA  19424
----------------------------------------------------------------------------------------------------------------------------------
Pacific Educators, Inc.                      95-2706278           NO         Group Life          P                        155,208
2808 E. Katella Avenue                                                       Group A&H           UPB                      888,989
Suite 101                                                                    Individual Life     P                        426,385
Orange, CA 92867-5299                                                        Individual A&H      UPB                      654,362
----------------------------------------------------------------------------------------------------------------------------------
Voorhees Risk Management Inc.                22-3669968           NO         Group A&H           UPCCAB                14,421,557
d/b/a Marlton Risk Group                                                     (Excess loss)
Main Street Promenade, Suite 1100
Voorhees, NJ 08043
----------------------------------------------------------------------------------------------------------------------------------
               Total                                                                                                   166,810,205
Premiums from individual TPAs and MGAs which are less than 5% of total surplus                                          10,850,450
                                                                                                                -------------------
               Total                                                                                            $      177,660,655
                                                                                                                ===================

                                                                     (Continued)

C--Claims Payment; CA--Claims Adjustment; R--Reinsurance Ceding; B--Binding Authority; P--Premium Collection; U--Underwriting

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                        December 31, 2004, 2003 and 2002


(9) ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

         Withdrawal characteristics of annuity reserves and deposit-type contracts and other liabilities without life or disability contingencies at December 31 are as follows:



                                                                                        DECEMBER 31, 2004
                                                                             ---------------------------------------
                                                                                    AMOUNT             % OF TOTAL
                                                                             ---------------------     -------------
Subject to discretionary withdrawal:
         (1)   With market value adjustment                                  $                  --                --
         (2)   At book value, less current surrender charge
                  of 5% or more                                                         63,367,255             21.51%
         (3)   At fair value                                                            18,226,442              6.19%
                                                                             ---------------------     -------------
         (4)   Total with adjustment or at market value                                 81,593,697             27.69%
         (5)   At book value without adjustment
                  (minimal or no charge)                                               187,658,161             63.69%
Not subject to discretionary withdrawal                                                 25,410,218              8.62%
                                                                             ---------------------     -------------
                     Total (gross)                                                     294,662,076            100.00%
                                                                                                       =============
Reinsurance ceded                                                                        1,531,543
                                                                             ---------------------
                     Total (net)                                             $         293,130,533
                                                                             =====================



                                                                                          DECEMBER 31, 2003
                                                                             --------------------------------------
                                                                                    AMOUNT              % OF TOTAL
                                                                             ---------------------    -------------
Subject to discretionary withdrawal:
         (1)   With market value adjustment                                  $                  --               --
         (2)   At book value, less current surrender charge
                  of 5% or more                                                         66,091,391            23.72%
         (3)   At fair value                                                             3,956,739             1.42%
                                                                             ---------------------    -------------
         (4)   Total with adjustment or at market value                                 70,048,130            25.14%
         (5)   At book value without adjustment
                  (minimal or no charge)                                               183,811,790            65.96%
Not subject to discretionary withdrawal                                                 24,822,123             8.91%
                                                                             ---------------------    -------------
                     Total (gross)                                                     278,682,043           100.00%
                                                                                                      =============
Reinsurance ceded                                                                        4,000,000
                                                                             ---------------------
                     Total (net)                                             $         274,682,043
                                                                             =====================

                                                                     (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                        December 31, 2004, 2003 and 2002


(10)     AGGREGATE RESERVES AND CLAIMS RESERVES FOR ACCIDENT AND HEALTH POLICIES

         The claims portion of aggregate reserves and claims reserves for accident and health policies are based on estimates, which are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable reevaluations of such reserves. While management believes that reserves as of December 31, 2004 are adequate, uncertainties in the reserving process could cause such reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustment to reserves is reflected in the operating results of the periods in which they are made. Movements in reserves that are small relative to the amount of such reserves could significantly impact future reported earnings of the Company.



                                                               2004                 2003                 2002
                                                         -----------------    ------------------  -------------------
Balance at January 1, net of reinsurance
         recoverables of $37,878,240, $29,653,720
         and $39,092,795 in 2004,
         2003 and 2002, respectively                     $      18,307,052           17,996,837           27,313,159
                                                         -----------------    -----------------   ------------------
Incurred related to:
         Current year                                           64,231,450           54,304,669           33,852,278
         Prior years                                            (1,318,560)          (1,231,295)          (1,217,191)
                                                         -----------------    -----------------   ------------------
                     Total incurred                             62,912,890           53,073,374           32,635,087
                                                         -----------------    -----------------   ------------------
Paid related to:
         Current year                                           55,275,268           47,058,650           26,414,655
         Prior years                                             7,750,841            5,704,509           15,536,754
                                                         -----------------    -----------------   ------------------
                     Total paid                                 63,026,109           52,763,159           41,951,409
                                                         -----------------    -----------------   ------------------
Balance at December 31, net of reinsurance
         recoverables of $35,089,114, $37,878,240
         and $29,653,720 in 2004, 2003 and
         2002, respectively                              $      18,193,833           18,307,052           17,996,837
                                                         =================    =================   ==================


         As a result of changes in estimates of claims incurred in prior years, the accident and health claim reserves incurred decreased by $1,318,560, $1,231,295 and $1,217,191 during 2004, 2003 and 2002, respectively. The change in amounts is the result of normal reserve developments inherent in the uncertainty of establishing the liability for accident and health claim reserves.




                                       26                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                        December 31, 2004, 2003 and 2002


(11)     SEPARATE ACCOUNTS

         The separate accounts held by the Company relate to individual variable annuities of nonguaranteed value. The net investment experience of the separate accounts is credited directly to the policyholder and can be a positive or negative. These variable annuities provide an incidental death benefit of the greater of the account value or the premium less surrenders. The assets and the liability of these accounts are carried at market. This business is represented in the table below.



                                                                                                    NONGUARANTEED
                                                                                                       ACCOUNTS
                                                                                                  ------------------
Premiums, considerations, or deposits for the year ended December 31, 2004                        $       18,345,591
                                                                                                  ==================

Reserves at December 31, 2004 for accounts with assets at:
         Market value (MV)                                                                                18,491,638
         Amortized cost                                                                                           --
                                                                                                  ------------------
                                                                                                  $       18,491,638
                                                                                                  ==================
By withdrawal characteristics:
         Subject to discretionary withdrawal                                                      $               --
         With MV adjustment                                                                                       --
         At book value without MV adjustment and with current surrender charge
            of 5% or more                                                                                         --
         At market value                                                                                  18,491,638
         At book value without MV                                                                                 --
                                                                                                  ------------------
                     Subtotal                                                                             18,491,638
Not subject to discretionary withdrawal                                                                           --
                                                                                                  ==================


         Transfers, as reported in the summary of operations of the separate accounts statement, are:



                                                               2004                 2003                 2002
                                                         -----------------    -----------------   ------------------
Transfers to separate accounts for
         premiums                                        $      18,346,591              388,099              539,365
Transfers from separate accounts, other                         (5,127,300)            (413,898)            (396,926)
                                                         -----------------    -----------------   ------------------
                     Net transfers to (from)
                        separate accounts                $      13,219,291              (25,799)             142,439
                                                         =================    =================   ==================
Transfers as reported in the statutory
         statements of operations of
         the Company                                     $      13,219,291              (25,799)             142,439



                                       27                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                        December 31, 2004, 2003 and 2002

(12)     COMMITMENTS AND CONTINGENCIES

         As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in the insurance guarantee funds. The Company is unable to estimate the possible amounts, if any, of such assessments at this time. Accordingly, the Company is unable to determine the impact, if any, such assessments may have on the Company's financial position or results of operations.

         The Company is named defendant in various lawsuits by policyholders alleging breach of the Company's covenant of good faith and fair dealings. The lawsuits, are primarily the result of the Company denying benefits, as it is the Company's interpretation that the plaintiffs misrepresented the facts in applying for a policy or the claims in question were not covered by the policy acquired. Lawsuits of this type are commonplace in the industry. The Company is also involved in several disputes with its reinsurance companies and third-party administrators. These disputes typically involve discrepancies between how much is owed between the parties. The Company intends to vigorously defend against these lawsuits and disputes and is of the opinion that, even if the Company is held liable, any monetary damages assessed would probably not exceed the current reserves for these claims and, if so, the amount would not have a material impact on the Company's statutory financial statements.

(13)     REGULATORY MATTERS

         DIVIDEND RESTRICTIONS--Regulatory restrictions on statutory surplus limit the amount of dividends available for distribution without prior approval of regulatory authorities. Without prior approval of its domiciliary commissioner, dividends to common shareholders are limited by the laws of the Company's state of incorporation, Missouri, to $6,307,738, an amount that is based on restrictions relating to statutory surplus.

         RISK-BASED CAPITAL--The NAIC has developed risk-based capital (RBC) standards that relate a life insurer's reported statutory capital and surplus to the risks inherent in its overall operations. The RBC formula uses the statutory annual statement to calculate the minimum indicated capital level to protect the Company from various risks that it faces, such as asset risk, underwriting risk, and credit risk. The NAIC model law calls for various levels of regulatory action based on the magnitude of an indicated RBC capital deficiency, if any. The Company continues to monitor its internal capital requirements and the NAIC's RBC requirements. At December 31, 2004, the Company's total adjusted capital was in excess of the minimum capital requirements for all RBC action levels. Management believes that the Company's capital levels are sufficient to support the level of risk inherent in its operations.



                                       28                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                        December 31, 2004, 2003 and 2002


(14)     RECONCILIATION TO ANNUAL STATEMENT

         There are no reconciling items between the Company's annual statement and the audited statutory financial statements for the year ended December 31, 2004.

         The following schedule reconciles the Company's annual statement to the audited statutory financial statements for the year ended December 31, 2003:


                                                                                  PER THE
                                                                                ACCOMPANYING
                                                                                 STATUTORY             PER THE
                                                                                 FINANCIAL              ANNUAL
                                                                                 STATEMENTS           STATEMENT
                                                                             ------------------   ------------------
Net realized capital gains (losses), less capital gains tax (1)              $       (1,083,105)          (1,569,902)
Statutory net income                                                         $        3,001,481            2,514,683
Change in asset valuation reserve                                            $          440,981              308,572


         (1) The asset valuation reserve was adjusted to properly reclassify this loss from unrealized to realized loss and recognize the deferred tax asset, which was taken in the financial statements in the prior year and the annual statement in the current year.

         The following schedule reconciles the Company annual statement to the audited statutory financial statements for the year ended December 31, 2002:



                                                                                  PER THE
                                                                                ACCOMPANYING
                                                                                 STATUTORY             PER THE
                                                                                 FINANCIAL              ANNUAL
                                                                                 STATEMENTS           STATEMENT
                                                                             ------------------   ------------------
Net realized capital gains (losses), less capital gains tax (2)              $         (373,700)          (2,866,892)
                                                                             ------------------   ------------------
Statutory net income                                                         $        2,583,460               90,264
                                                                             ------------------   ------------------
Asset valuation reserve                                                      $        2,129,314            1,996,905
                                                                             ------------------   ------------------
Capital and surplus                                                          $       45,367,076           45,499,486
                                                                             ------------------   ------------------


         (2) Other-than-temporary decline in the fair value of investments is recorded in the statements of operations rather than through the statements of changes in capital and surplus. The asset valuation reserve and the related net deferred tax assets were adjusted to properly reclassify this loss from unrealized to realized loss and recognize the deferred tax asset.



                                       29                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                        December 31, 2004, 2003 and 2002


(15)     FAIR VALUE OF FINANCIAL INSTRUMENTS

         The fair values of investment securities, including short-term investments and cash, are estimated based on prices received from the Securities Valuation Office of the NAIC or third-party securities dealers. Cash and short-term investment fair values approximate their carrying values. The following chart provides the amortized cost and estimated fair value of investment securities at December 31, 2004 and 2003:



                                                             2004                                     2003
                                            ---------------------------------------- ---------------------------------------
                                                 STATEMENT           ESTIMATED            STATEMENT          ESTIMATED
               DESCRIPTION                         VALUE            FAIR VALUE              VALUE            FAIR VALUE
            ------------------              -------------------      ---------------   -----------------      --------------
Bonds:
         U.S. Treasury securities
            and obligations of
            U.S. Government
            corporations and agencies       $       110,274,987         111,530,382           52,995,014         53,663,532
         Corporate securities                        70,796,713          75,713,427          103,412,614        110,518,438
         Mortgage-backed securities                 189,015,311         189,015,311          202,293,288        202,293,288
                                            -------------------      ---------------   -----------------      --------------
                        Total               $       370,087,011         376,259,120          358,700,916        366,475,258
                                            ===================      ===============   =================      ==============
Preferred stock:
         Industrial and miscellaneous       $                --                  --              250,000             31,500
Common stock:
         Banks, trusts, and insurance
            companies                       $           191,966             191,966              134,676            161,066
         Industrial and miscellaneous                   342,181             342,181            1,220,775            889,181
                                            -------------------      ---------------   -----------------      --------------
                        Total               $           534,147             534,147            1,355,451          1,050,247
                                            ===================      ===============   =================      ==============
         Other invested assets              $         4,153,108           4,153,108            4,456,217          4,456,217
         Mortgage loans                               7,250,651           7,250,651            7,940,445          7,940,445





                                       30                            (Continued)